AXA ENTERPRISE FUNDS TRUST

STATEMENT OF ADDITIONAL INFORMATION

June 4, 2005

AXA Enterprise Small Company Growth Fund

AXA Enterprise Small Company Value Fund

AXA Enterprise Capital Appreciation Fund

AXA Enterprise Deep Value Fund

AXA Enterprise Equity Fund

AXA Enterprise Equity Income Fund

AXA Enterprise Growth Fund

AXA Enterprise Growth and Income Fund

AXA Enterprise International Growth Fund

AXA Enterprise Global Financial Services Fund

AXA Enterprise Global Socially Responsive Fund

AXA Enterprise Mergers and Acquisitions Fund

AXA Enterprise Government Securities Fund

AXA Enterprise High-Yield Bond Fund

AXA Enterprise Short Duration Bond Fund

AXA Enterprise Tax-Exempt Income Fund

AXA Enterprise Money Market Fund

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of AXA Enterprise Funds Trust (the “Trust”) dated June 4, 2005, which may be obtained without charge by calling the Trust toll free at 1-800-432-4320 or writing the Trust at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

DESCRIPTION OF THE TRUST

AXA Enterprise Funds Trust (the “Trust”) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on December 30, 2004. (See “Other Information.”)

The Trust currently consists of 17 funds. The Board of Trustees is permitted to create additional funds. The assets of the Trust received for the issue or sale of shares of each of its funds and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund of the Trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust shall be allocated between or among any one or more of its funds or classes.

The Trust currently offers shares on behalf of each of the following funds: AXA Enterprise Small Company Growth Fund (“Small Company Growth Fund”), AXA Enterprise Small Company Value Fund (“Small Company Value Fund”), AXA Enterprise Capital Appreciation Fund (“Capital Appreciation Fund”), AXA Enterprise Deep Value Fund (“Deep Value Fund”), AXA Enterprise Equity Fund (“Equity Fund”), AXA Enterprise Equity Income Fund (“Equity Income Fund”), AXA Enterprise Growth Fund (“Growth Fund”), AXA Enterprise Growth and Income Fund (“Growth and Income Fund”), AXA Enterprise International Growth Fund (“International Growth Fund”), AXA Enterprise Global Financial Services Fund (“Global Financial Services Fund”), AXA Enterprise Global Socially Responsive Fund (“Global Socially Responsive Fund”), AXA Enterprise Mergers and Acquisitions Fund (“Mergers and Acquisitions Fund”), AXA Enterprise Government Securities Fund (“Government Securities Fund”), AXA Enterprise High-Yield Bond Fund (“High-Yield Bond Fund”), AXA Enterprise Short Duration Bond Fund (“Short Duration Bond Fund”), AXA Enterprise Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”) and AXA Enterprise Money Market Fund (“Money Market Fund”) (each, a “fund” and collectively, the “funds”).

Each class of shares is offered under the Trust’s multi-class distribution system, which is designed to allow promotion of investments in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a fund represent an equal pro rata interest in that fund and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its “Class Expenses”; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Trust’s Board of Trustees under the plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributor for the Class A, B and C shares pursuant to the Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act with respect to those classes of shares.

TRUST POLICIES

Fundamental Restrictions

Each fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of the fund’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such fund. Set forth below are each of the fundamental restrictions adopted by each of the funds.

Each fund, except the Mergers and Acquisitions Fund, will not:

(1) purchase securities of any one issuer if, as a result, more than 5% of the fund’s total assets would be invested in securities of that issuer or the fund would own more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage-and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

Each fund will not:

(2) purchase any security if, as a result of that purchase, 25% or more of the fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and except that the Global Financial Services Fund will invest 25% or more of its total assets in the related group of industries consisting of the financial services industry (e.g., companies that provide financial services to consumers and businesses, including commercial banks, thrift institutions and their holding companies, consumer and industrial finance companies and diversified financial services companies).

The following interpretation applies to, but is not a part of, this fundamental restriction: with respect to the Money Market Fund, certificates of deposit or securities issued and guaranteed by domestic banks will not be considered to have been issued by issuers having their principal business activities in the same industry.

(3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4) make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-Fundamental Restrictions

The following investment restrictions apply generally to each fund but are not fundamental. They may be changed for any fund by the Board of Trustees of the Trust and without a vote of that fund’s shareholders.

Each fund, except the Money Market Fund, will not invest more than 15% of its net assets in illiquid securities. The Money Market Fund will not invest more than 10% of its net assets in illiquid securities.

Each fund will not:

(1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2) engage in short sales of securities or maintain a short position, except that each fund may (a) sell short “against the box” and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments. This restriction does not apply to the Mergers and Acquisitions Fund.

(3) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act. The investment restriction will not prevent the Money Market Fund from investing all or a part of its assets in an open-end investment company with the same investment objective as the fund.

(4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Each of the Equity, Equity Income, Global Financial Services, Government Securities, High-Yield Bond, Short Duration Bond, Small Company Growth, Small Company Value and Tax-Exempt Income Funds has a policy that it will invest at least 80% of its net assets (plus borrowings for investment purposes) in the particular type of investment suggested by its name, as more fully described in the Prospectus. These policies may not be changed without giving sixty (60) days’ written notice to the shareholders of the affected fund.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the funds’ principal investment strategies discussed in the Prospectus, each fund may engage in other types of investment strategies as further described below and as indicated in Appendix A. Each fund may invest in or utilize any of these investment strategies and instruments or engage in any of these practices, except where otherwise prohibited by law or the fund’s own investment restrictions.

Asset-Backed Securities.    As indicated in Appendix A, certain funds may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Bonds.    As indicated in Appendix A, certain funds may invest in one or more types of bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Brady Bonds.    As indicated in Appendix A, certain funds may invest in Brady Bonds, which are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Each fund can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the sub-advisers to that fund.

Collateralized Debt Obligations.    As indicated in Appendix A, certain funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A (under the Securities Act of 1933) transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the funds’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Credit Ratings.    Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s and S&P is included in Appendix B to this SAI. The process by which Moody’s and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Convertible Securities.    As indicated in Appendix A, certain funds may invest in convertible securities. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Credit and Liquidity Enhancements.    As indicated in Appendix A, certain funds may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

Depositary Receipts.    As indicated in Appendix A, certain funds may invest in portfolio Depositary Receipts. Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a fund’s investment policies, its investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

Dollar Rolls.    As indicated in Appendix A, certain funds may engage in dollar roll transactions. In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. During the roll period, the fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of dollar rolls.

Dollar roll transactions involve the risk that the market value of the securities a fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to whom a fund sells securities become insolvent, the fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser’s ability to correctly predict interest rates and mortgage prepayments. There is no assurance the dollar rolls can be successfully employed.

Dollar rolls also are subject to a fund’s fundamental limitation on borrowings. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will maintain until the settlement date the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Equity Securities.    As indicated in Appendix A, certain funds may invest in one or more types of equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results; equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    As indicated in Appendix A, certain funds may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are U.S. dollar denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    As indicated in Appendix A, certain funds may invest in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a fund will only invest in catastrophe bonds that meet the credit quality requirements for the fund.

Floaters and Inverse Floaters.    As indicated in Appendix A, certain funds may invest in floaters and inverse floaters, which are fixed income securities with a floating or variable rate of interest (i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals). Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Foreign Currency.    As indicated in Appendix A, certain funds may invest in securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income. In addition, although a portion of a fund’s investment income may be received or realized in such currencies, the fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a fund’s income has been earned and computed in U.S. dollars but before conversion and payment, the fund could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Certain funds may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    As indicated in Appendix A, certain funds also may invest in forward foreign currency exchange contracts (“forward contract”). Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A fund’s use of such contracts will include, but not be limited to, the following situations.

First, when the fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a fund’s sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to the fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the fund will be served.

A fund may enter into forward contracts for any other purpose consistent with the fund’s investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the fund may net offsetting positions.

At the maturity of a forward contract, a fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A fund will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    As indicated in Appendix A, certain funds may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Each such fund may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The funds will write options on foreign currency or on foreign currency futures contracts only if they are “covered.” A put on a foreign currency or on a foreign currency futures contract written by a fund will be considered “covered” if, so long as the fund is obligated as the writer of the put, it segregates either on its records or with the fund’s custodian cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the fund will be considered “covered” only if the fund segregates either on its records or with the fund’s custodian cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a fund, sold by a fund but not yet delivered or anticipated to be purchased by a fund. As an illustration, a fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    As indicated in Appendix A, certain funds may invest in over-the-counter options on foreign currency transactions. The funds may invest in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The funds may only enter into forward contracts on currencies in the over-the-counter market. The sub-advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. As indicated in Appendix A, certain funds may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A fund will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the sub-adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A fund’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the funds own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A fund will not speculate in foreign currency options, futures or related options. Accordingly, a fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities.    As indicated in Appendix A, certain funds also may invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds,

Canadian Time Deposits, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a fund’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors.

For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities.    As indicated in Appendix A, certain funds may invest in emerging market securities. Such investments involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the funds can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a fund’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a fund if the company deems a purchaser unsuitable, which may expose a fund to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a fund’s investments in Russian securities. Among these procedures is a requirement that a fund will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a fund’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a fund. This requirement will likely have the effect of precluding investments in certain Russian companies that a fund would otherwise make.

Pacific Basin Region.    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the

U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a fund’s assets denominated in those currencies.

China Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (1) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the fund involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities.    As indicated in Appendix A, certain funds may invest in forward commitments, when-issued and delayed delivery securities. Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the fund at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a fund anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a fund purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the fund is required to designate the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the fund’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the fund’s other assets. Where such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a fund of an advantageous yield or price.

A fund will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within 120 days from the date the transactions are entered into, although the fund may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the funds intends to make such purchases for speculative purposes and each fund intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a fund’s payment obligation).

Hybrid Instruments.    As indicated in Appendix A, certain funds may invest in hybrid instruments (a type of potentially high risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund.

Illiquid Securities or Non-Publicly Traded Securities.    As indicated in Appendix A, certain funds may invest in illiquid securities or non-publicly traded securities. The inability of a fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a fund which are eligible for resale pursuant to Rule 144A will be monitored by each fund’s sub-adviser on an ongoing basis, subject to the oversight of the adviser. In the event that such a security is deemed to be no longer liquid, a fund’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a fund having more than 10% (for the Money Market Fund) or 15% (for all other funds) of its net assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a fund’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Insured Bank Obligations.    As indicated in Appendix A, certain funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The funds may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a fund will treat such obligations as subject to the limit for illiquid investments for each fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities.    As indicated in Appendix A, certain funds may invest in investment company securities. Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the fund’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange Traded Funds.    Exchange traded funds (“ETFs”) are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Passive Foreign Investment Companies.    Passive foreign investment companies (“PFICs”) have been the only or primary way to invest in foreign countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

Investment Grade Securities.    As indicated in Appendix A, certain funds may invest in investment grade securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Securities with the lower investment grade ratings, while normally exhibiting adequate protection parameters, speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Junk Bonds and Below Investment Grade Securities.    As indicated in Appendix A, certain funds may invest in below investment grade securities (commonly known as “junk bonds” and sometimes referred to as “high yield, high risk bonds”). Such securities are rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a fund’s sub-adviser to be of comparable quality. A fund’s investments in below investment grade bonds entail greater risk than its investments in higher rated bonds. Below investment grade bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Below investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

The market for below investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many below investment grade bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on below investment grade bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for below investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade bonds, especially in a thinly traded market.

Loan Participations and Assignments.    As indicated in Appendix A, certain funds may invest in loan participations and assignments. Investments in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the fund’s having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if its sub-adviser determines that the selling Lender is creditworthy.

When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended (“Securities Act”), and thus may be subject to a fund’s limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund’s ability to dispose of particular Assignments or Participations when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Master Demand Notes.    As indicated in Appendix A, certain funds may invest in variable amount master demand notes. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate sub-adviser, subject to the overall review of the fund’s Trustees and the Manager, monitor the financial condition of the issuers to evaluate their ability to repay the notes.

Mortgage-Backed or Mortgage-Related Securities.    As indicated in Appendix A, certain funds may invest in mortgage-backed and mortgage-related securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain funds may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a fund may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a fund to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The fund may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. The Short Duration Bond Fund cannot invest in IOs and POs.

CMOs can also be in the form of “Floaters” — where the coupon rate floats in the same direction as interest rates and “Inverse Floaters” — where the coupon rate floats in the opposite direction as interest rates. Floaters and Inverse Floaters are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR (“London Inter-Bank Offering Rate”) and the 11th District cost of funds index (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters and Inverse Floaters can be reset at fixed intervals over the life of the Floater or Inverse Floater, float with a spread to the base rate or be a certain percentage rate minus a certain base rate. Some Floaters and Inverse Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate. The Short Duration Bond Fund can invest up to 30% of its net assets in Floaters, but may not invest in inverse floaters.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund’s ability to buy or sell those securities at any particular time.

Municipal Securities.    As indicated in Appendix A, certain funds may invest in municipal securities (“municipals”), which are debt obligations issued by or on behalf of local and state governments, territories and possessions of the U.S., including the District of Columbia, and their political sub-divisions, agencies and instrumentalities that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

Options and Futures Transactions.    As indicated in Appendix A, certain funds may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts and swap transactions. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a fund’s use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by a fund are described below.

A fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a fund is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

Options on Securities.    A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A fund may purchase call options that may or may not be listed on a national exchange and issued by the Options Clearing Corporation. Similarly, a fund may write call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indices.    A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Securities Index Futures Contracts.    A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts.    Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts.    Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Payment-In-Kind Bonds.    As indicated in Appendix A, certain funds may invest in payment-in-kind bonds. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the funds are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the funds could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Real Estate Investment Trusts.    As indicated in Appendix A, certain funds may invest in securities issued by real estate investment trusts. Risks associated with investments in securities of real estate investment trusts (“REITS”) include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITS may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITS may be affected by the quality of credit extended. REITS are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (“Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITS could end up holding the underlying real estate.

Repurchase Agreements.    As indicated in Appendix A, certain funds may invest in repurchase agreements, which are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counter-parties believed by Equitable and the sub-advisers to present minimum credit risks.

Reverse Repurchase Agreements.    As indicated in Appendix A, certain funds may invest in reverse repurchase agreements, which involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Loans.    As indicated in Appendix A, certain funds may lend their portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the funds an amount equal to any dividends or interest received on loaned securities. The funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a fund’s investment program. While the securities are being loaned, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A fund will generally not have the right to vote securities while they are being loaned, but its adviser or sub-adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a fund’s sub-adviser to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales Against the Box.    As indicated in Appendix A, certain funds may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the fund to, for example, lock in a sale price for a security the fund does not wish to sell immediately. The fund will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The fund will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. A fund may also engage in a covered short sale whereby the fund deposits in a segregated account cash, U.S. government securities or other liquid securities in an amount equal to the market value of the securities shorted.

Short Term Investments.    As indicated in Appendix A, certain funds may invest in various types of U.S. government securities and high-quality short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each fund may invest include but are not limited to: government obligations, certificates of deposit, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. The funds may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances.

Small Company Securities.    As indicated in Appendix A, certain funds may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these funds may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in better known, larger companies.

Structured Notes.    As indicated in Appendix A, certain funds may invest in structured notes, which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps.    As indicated in Appendix A, certain funds may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. A fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of a fund. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the sub-advisers believe such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the sub-adviser will not treat them as being subject to a fund’s borrowing restrictions. A fund may enter into OTC swap transactions with counterparties that are approved by the sub-advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the fund is contractually obligated to make. If the other party to a swap defaults, the fund’s risk of loss consists of the net amount of payments that the fund contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the fund would be less favorable than it would have been if this investment technique were not used.

Time Deposits and Variable Rate Notes.    As indicated in Appendix A, certain funds may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

The commercial paper obligations which the funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a fund as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The funds have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the funds and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The funds have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the sub-adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

U.S. Government Securities.    As indicated in Appendix A, certain funds may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds)

and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities (“TIIS”) are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxation — Taxation of Fund Operations” below.

Warrants.    As indicated in Appendix A, certain funds may invest in warrants and similar securities. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Zero-Coupon Bonds.    As indicated in Appendix A, certain funds may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount “original issue discount” or “OID” and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a fund is nonetheless required to accrue as interest income each year a portion of the OID on such investments and to distribute such amounts at least annually to its shareholders. See “Taxation — Taxation of Fund Operations” below. Thus, each fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the sub-advisers or when one sub-adviser replaces another, necessitating changes in the portfolio it manages. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the fund and its shareholders and increases realized gains and losses. A fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when a sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The sale of a fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to safeguard against misuse of the funds’ portfolio holdings information and to prevent the selective disclosure of such information. Each fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Trust generally discloses top portfolio holdings (typically each fund’s top ten holdings) and complete portfolio holdings on a monthly basis with a 30-day lag time, meaning top ten and complete portfolio holdings information as of the end of the month generally is not released until the 30th day of the following month. This information is available upon request and on the Trust’s website at http://www.axaenterprise.com. Portfolio holdings information less than 30 days stale and all trade information is restricted, with the exceptions noted below, to employees responsible for fund administration, fund analysis and legal or compliance matters.

The Trust, through the Manager, may provide non-public portfolio holdings data to certain third parties prior to the release of such information to the public as described above. The Manager currently has ongoing arrangements with certain third party data services (Vestek), mutual fund evaluation services (Lipper Analytical Services and Morningstar) and consultants (Evaluation Associates LLC, Rocaton Investment Advisors, LLC and Standard & Poor’s Investment Advisory Services LLC). Each of these third parties receives portfolio holdings information at month ends, with the exception of Vestek, which receives such information daily. Each of these third parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

In addition, non-public portfolio holdings information may be provided as part of the legitimate business activities of each fund to the following service providers and other organizations: the Manager; the sub-advisers; the auditors; the custodian; the administrator; the transfer agent; counsel to the funds or the non-interested trustees; regulatory authorities; pricing services (Bear Stearns’ Pricing Direct, Interactive Data Corporation, J.J. Kenney, Loan Pricing Corporation, Muller Data, Merrill Lynch, Bloomberg, Reuters); broker-dealers who provide execution or research services to the funds; broker-dealers who provide quotations that are used in pricing; financial printers (RR Donnelley); and proxy voting services (Institutional Shareholder Services). The entities to whom each fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each fund, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President, subject to the approval of the Manager’s Funds Management Group’s (“FMG”) Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information in appropriate circumstances. In all cases, the approval of the release of non-public portfolio holdings information by FMG’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the funds, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose its portfolio holdings to the media and will not release portfolio trades information.

FMG is responsible for administering the release of portfolio holdings information with respect to the funds. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Manager or any other person in connection with their disclosure of portfolio holdings information.

FMG’s Legal and Compliance Group and the Trust’s Chief Compliance Officer monitor and review any potential conflicts of interest between the funds’ shareholders and the Manager, distributor and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board of Trustees approved this policy and determined that it is in the best interest of the funds. The Board of Trustees oversees implementation of this policy and receives quarterly reports from the Trust’s Chief Compliance Officer regarding any exceptions to this policy that were granted by FMG’s Legal and Compliance Group.

MANAGEMENT OF THE TRUST

The Trust’s Board has the responsibility for the overall management of the Trust and the funds, including general supervision and review of the funds’ investment activities and their conformity with Delaware law and the stated policies of the funds. The Trust’s Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

The Trustees

Name, Address* and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk*** (46)	Trustee, Chairman, President and Chief Executive Officer	From January 2005 to present	From July 1999 to present, Senior Vice President, AXA Financial; from September 2004 to present, President, AXA Financial’s Funds Management Group; since 2004, Chairman and President, Enterprise Capital Management, Inc., Co-Chairman, Enterprise Funds Distributors, Inc. and Director, MONY Capital Management Inc., Matrix Private Equities, Inc., Matrix Capital Markets Group Inc., 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	127	None.
Independent Trustees
Theodossios Athanassiades (65)	Trustee	From January 2005 to present	Retired; during 1996, Vice Chairman, and from 1993 to 1995, President and Chief Operating Officer, Metropolitan Life Insurance Company.	75	From May 1994 to present, Director, Atlantic Bank of New York.
Jettie M. Edwards (58)	Trustee	From January 2005 to present	Retired; from 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	75	From 1997 to present, Director, PBHG Funds (15 portfolios); from 1997 to present, Director, PBHG Insurance Series Fund (8 portfolios).

*	Correspondence intended for each Trustee, except Mr. Joenk, may be sent c/o AXA Enterprise Funds Trust, Atlanta Financial Center, 3343 Peachtree Road, N.W., Suite 450, Atlanta, Georgia 30326. Correspondence intended for Mr. Joenk may be sent c/o AXA Financial, Inc., 1290 Avenue of the Americas, New York, New York 10104.
**	Affiliated with the Funds’ investment manager and the distributor.
***	Each Trustee serves until his or her resignation or retirement. Each officer is selected on an annual basis.

Name, Address* and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee
David W. Fox (73)	Lead Independent Trustee	From January 2005 to present	Retired; from 1989 to 2000, Public Governor, and from 1996-2000, Chairman, Chicago Stock Exchange.	75	From 2004 to present, Director, Miami Corporation; from 1987 to present, Director, USG Corporation.
William M. Kearns, Jr. (69)	Trustee	From January 2005 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to present, Chairman, and from 1998 to 2002, Vice Chairman, Keefe Managers, Inc. (money management firm).	75	From 1975 to present, Director, Selective Insurance Group, Inc.; from 1991 to present, Director, Transistor Devices, Inc.; from 1999 to present, Advisory Director, Proudfoot PLC (N.A.); from 2001 to present, Advisory Director, Gridley & Company LLC; from 2002 to present, Director, United States Shipping Corp.
Christopher P.A. Komisarjevsky (59)	Trustee	From January 2005 to present	Retired; from 1998 to 2004, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer, Burson-Marsteller U.S.A.	75	None.
Harvey Rosenthal (62)	Trustee	From January 2005 to present	From 1997 to present, Consultant/Director, and from 1994 to 1996, President and Chief Operating Officer, CVS Corporation.	75	From 1997 to present, Director, LoJack Corporation.
Gary S. Schpero (51)	Trustee	From January 2005 to present	Retired; prior to January 1, 2000, Partner, Simpson Thacher & Bartlett (law firm) and Managing Partner, Investment Management and Investment Company Practice Group.	75	None.

*	Correspondence intended for each Trustee, except Mr. Joenk, may be sent c/o AXA Enterprise Funds Trust, Atlanta Financial Center, 3343 Peachtree Road, N.W., Suite 450, Atlanta, Georgia 30326. Correspondence intended for Mr. Joenk may be sent c/o AXA Financial, Inc., 1290 Avenue of the Americas, New York, New York 10104.
**	Affiliated with the Funds’ investment manager and the distributor.
***	Each Trustee serves until his or her resignation or retirement. Each officer is selected on an annual basis.

Committees of the Board

The Trust has a standing Audit Committee consisting of all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustee(s)”). The Audit Committee’s function is to recommend to the Board independent accountants to conduct the annual audit of the Trust’s financial statements; review with the independent accountants the outline, scope and results of this annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.

The Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee’s function is to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Independent Trustees. The Nominating and Compensation Committee will not consider shareholder nominees.

The Trust has a Valuation Committee consisting of Steven M. Joenk (Interested Trustee), Kenneth T. Kozlowski, Kenneth Beitler and Andrew S. Novak and such other officers of the Trust and the Manager, as well as such officers of any sub-adviser to any fund as are deemed necessary by the officers of the Trust from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with the procedures adopted by the Board of Trustees.

Compensation of Independent Trustees and Officers

Each Independent Trustee currently receives from the Trust an annual fee of $25,000, payable annually. In addition to the annual fee, each Independent Trustee will receive an additional fee of $1000 for each regularly scheduled and special Board meeting, as well as $500 per committee meeting attended. The lead Independent Trustee and certain committee chairs may receive additional compensation. Trustees also receive reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

As of May 31, 2005, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Sub-advisers or Distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Trustee’s spouse, children residing in the Trustee’s household and dependents of the Trustee. In addition, as of that same date, no Trustee of the Trust beneficially owned shares of any fund.

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable or Enterprise Fund Distributors, Inc. (“EFD”). The Trust’s principal officers are:

Name, Address* and Age	Position(s) Held With Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk (46)	President and Chief Executive Officer	From January 2005 to present	From July 1999 to present, Senior Vice President, AXA Financial; from September 2004 to present, President, AXA Financial’s Funds Management Group; since 2004, Chairman and President, Enterprise Capital Management, Inc., Co-Chairman, Enterprise Fund Distributors, Inc. and Director, MONY Capital Management Inc., Matrix Private Equities, Inc., Matrix Capital Markets Group Inc., 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).

*	Correspondence intended for each officer may be sent to AXA Financial, Inc., 1290 Avenue of the Americas, New York, New York 10104.

**	Each officer is elected on annual basis.

Name, Address* and Age	Position(s) Held With Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Patricia Louie, Esq. (49)	Vice President, Secretary and Anti-Money Laundering Compliance Officer	From January 2005 to present	From May 2003 to present, Vice President and Associate General Counsel, AXA Financial and AXA Equitable; from July 1999 to May 2003, Vice President and Counsel, AXA Financial and AXA Equitable.
Kenneth T. Kozlowski (43)	Chief Financial Officer and Treasurer	From January 2005 to present	From February 2001 to present, Vice President, AXA Financial; from December 1999 to December 2002, Controller, EQ Advisors Trust; from October 1999 to February 2001, Assistant Vice President, AXA Financial.
Kenneth B. Beitler (47)	Vice President	From January 2005 to present	From February 2003 to present, Vice President, AXA Financial; from February 2002 to February 2003, Assistant Vice President, AXA Financial; from May 1999 to February 2002, Senior Investment Analyst and Assistant Vice President, AXA Financial.
Mary E. Cantwell (43)	Vice President	From January 2005 to present	From February 2001 to present, Vice President, AXA Financial; from July 2004 to present, Director, Enterprise Capital Management, Inc.; from July 1999 to present, Vice President, AXA Equitable.
Brian E. Walsh (37)	Vice President and Controller	From January 2005 to present	From February 2003 to present, Vice President, AXA Equitable; from January 2001 to February 2003, Assistant Vice President, AXA Equitable; from December 1999 to January 2001, Senior Fund Administrator, AXA Equitable.
Andrew S. Novak (36)	Vice President and Assistant Secretary	From January 2005 to present	From May 2003 to present, Vice President and Counsel, AXA Financial and AXA Equitable; from May 2002 to May 2003, Counsel, AXA Financial and AXA Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer, Royce & Associates, Inc.; from August 1997 to August 2000, Vice President and Assistant General Counsel, Mitchell Hutchins Asset Management.
Mona Bhalla (36)	Vice President and Assistant Secretary	From January 2005 to present	From February 2004 to present, Vice President and Counsel, AXA Financial and AXA Equitable; from November 2001 to February 2004, Assistant Vice President and Counsel, AXA Financial and AXA Equitable; from October 2000 to November 2001, Counsel, AXA Financial and AXA Equitable.
Joseph J. Paolo (34)	Compliance Officer	From January 2005 to present	From March 2004 to present, Vice President, AXA Financial and AXA Equitable and Chief Compliance Officer, AXA Funds Management Group; from May 2002 to March 2004, Compliance Director and Assistant Vice President, AXA Financial and AXA Equitable; from February 2001 to May 2002, Compliance Officer, AXA Financial and AXA Equitable; from June 1998 to February 2001, Principal Consultant, PricewaterhouseCoopers LLP.

*	Correspondence intended for each officer may be sent to AXA Financial, Inc., 1290 Avenue of the Americas, New York, New York 10104.

**	Each officer is elected on annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

As of May 31, 2005, AXA Equitable and/or its affiliates owned more than 25% of each Portfolio’s outstanding voting securities. As of the same date, there were no other control persons or principal holders of securities of any Portfolio. Shareholders owning 25% or more of the outstanding shares of a fund may take actions without the approval of other investors in the fund.

As of May 31, 2005, the trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of any class of any Portfolio of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

AXA Equitable, through its AXA Funds Management Group Unit (“Manager”), currently serves as the investment manager for each fund. AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Trust and the Manager have entered into an investment management agreement (the “Management Agreement”). At a meeting held on March 10, 2005, the Board of Trustees, including a majority of the Independent Trustees, approved the Management Agreement with AXA Equitable. In approving the Management Agreement with AXA Equitable, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the funds by AXA Equitable; (2) the performance of comparable funds managed by AXA Equitable and the performance of each fund compared to a peer group and an appropriate index; (3) AXA Equitable’s personnel and operations; (4) AXA Equitable’s financial condition; (5) the level and method of computing each fund’s management fee as well as the breakpoints included in the fee schedule; (6) the historic and anticipated profitability of AXA Equitable under the Management Agreement; (7) ”fall-out” benefits to AXA Equitable and its affiliates (i.e., ancillary benefits that may be realized by AXA Equitable or its affiliates from AXA Equitable’s relationship with the Trust); (8) the anticipated effect of growth and size on each fund’s performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the funds by AXA Equitable’s affiliates, including distribution services. In addition, the Board reviewed and analyzed information and reports relating to these factors and their approval of the Management Agreement, including reports prepared by the Manager, materials provided by fund counsel and information provided by independent third-parties.

The Board, in examining the nature and quality of the services to be provided by AXA Equitable to the funds, recognized AXA Equitable’s experience in serving as an investment manager and noted that AXA Equitable currently provides investment management services to three other registered open-end investment companies. The Board also noted the extensive responsibilities that AXA Equitable has as investment manager to the funds, including the provision of investment advice to the funds, selection of the funds’ sub-advisers and oversight of the sub-advisers’ compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the funds. Based on its consideration and review of the foregoing information, the Board determined that the funds were likely to benefit from the nature and quality of these services, as well as AXA Equitable’s ability to render such services based on its experience, operations and resources.

The Board also evaluated the performance of comparable funds managed by AXA Equitable and the performance of each fund in comparison to a peer group and an appropriate index, the expertise and performance of the personnel overseeing the sub-advisers, and compliance with each fund’s investment restrictions, tax and other requirements. After comparing the performance of the comparable funds with that of the peer group and benchmark indices, the Board determined that each fund was likely to benefit from AXA Equitable serving as the investment manager.

The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated AXA Equitable’s anticipated costs and profitability in serving as investment manager to the funds, including the costs associated with the personnel, systems and equipment necessary to manage the funds and the costs associated with compensating the sub-advisers. The Board also examined the fees to be paid by each fund in light of fees paid to other investment managers by comparable funds and the method of computing each fund’s fee. The Board considered the funds’ fee structure and noted that the management fees reflect breakpoints which adjust the fees downward as the size of the funds increase. The Board also noted AXA Equitable’s commitment to expense limitation agreements with the funds. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs anticipated to be incurred, by AXA Equitable, the Board concluded that the level of the fees paid to AXA Equitable with respect to each fund is fair and reasonable.

The Board also noted that AXA Equitable serves as the Trust’s administrator, receiving compensation for acting in this capacity, and is responsible for, among other things, coordinating the Trust’s audits, financial statements and tax returns and managing expenses and budgeting for the Trust. The Board also recognized that AXA Equitable’s affiliate, Enterprise Fund Distributors, Inc., serves as underwriter to the funds, and as such, receives Rule 12b-1 payments from the funds. The Board noted, however, that such payments are used to provide valuable shareholder services and to finance activities that are intended to result in the sale of Trust shares, which potentially could lead to growth in Trust assets and the corresponding benefits of that growth, including economies of scale and greater portfolio diversification. Further, the Board recognized that Sanford C. Bernstein & Co., LLC (“Bernstein”), a registered broker-dealer, is an affiliate of AXA Equitable and from time to time may receive brokerage commissions from the funds in connection with the purchase and sale of portfolio securities. The Board noted, however, that transactions with Bernstein must meet the Trust’s requirements for best execution. As such, the Board concluded that the benefits accruing to AXA Equitable and its affiliates by virtue of their relationship to the Trust are reasonable and fair in comparison with the anticipated costs of providing the relevant services.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of AXA Equitable, the Board determined approval of the Management Agreement was in the best interests of each fund. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Management Agreement.

The Management Agreement obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for each fund; (iii) monitor each sub-adviser’s investment programs and results; (iv) review brokerage matters; (v) oversee the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement requires the Manager to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust’s business, and also to supervise the third-party service providers. After the first two years, the continuance of the Management Agreement with respect to each fund must be specifically approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Management Agreement with respect to each fund may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such fund upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Manager has also entered into a Consulting Agreement with certain investment consulting firms to provide research to assist the Manager in making recommendations to the Trustees about hiring and changing sub-advisers and, where applicable, in allocating fund assets among sub-advisers. The Manager is responsible for paying the consulting fees.

Each fund pays a fee to the Manager as described below for the investment management services the Manager provides that fund. The Manager and the Trust have also entered into an expense limitation agreement with respect to each fund (“Expense Limitation Agreement”), pursuant to which the Manager has agreed through February 28, 2006 to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each fund are limited to the extent described in the Prospectus.

	Management Fee
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $5 billion	Thereafter
Capital Appreciation Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Deep Value Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Equity Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Equity Income Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Global Financial Services Fund	0.830%	0.805%	0.780%	0.755%	0.730%
Global Socially Responsive Fund	0.880%	0.855%	0.830%	0.805%	0.780%
Government Securities Fund	0.580%	0.555%	0.530%	0.505%	0.480%
Growth Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Growth and Income Fund	0.730%	0.705%	0.680%	0.655%	0.630%
High-Yield Bond Fund	0.600%	0.575%	0.550%	0.525%	0.500%
International Growth Fund	0.830%	0.805%	0.780%	0.755%	0.730%
Mergers and Acquisitions Fund	0.880%	0.855%	0.830%	0.805%	0.780%
Money Market Fund	0.330%	0.305%	0.280%	0.255%	0.230%
Small Company Growth Fund	0.980%	0.955%	0.930%	0.905%	0.880%
Small Company Value Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Short Duration Bond Fund	0.430%	0.405%	0.380%	0.355%	0.330%
Tax-Exempt Income Fund	0.480%	0.455%	0.430%	0.405%	0.380%

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the funds on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each fund or the nature of the services performed and relative applicability to each fund. As discussed in greater detail below, under “Distribution of the Trust’s Shares,” the Class A, Class B and Class C shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.

As discussed in the Prospectus, the funds are successors to corresponding series of The Enterprise Group of Funds, Inc., which is a registered open-end management investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable. The tables below show the amounts reported by the predecessor funds as paid to Enterprise Capital for the fiscal periods ended December 31, 2002, December 31, 2003 and October 31, 2004. The first column shows each fee without fee waivers, the second column shows the fees actually paid to Enterprise Capital after fee waivers and the third column shows the total amount of fees waived by Enterprise Capital and other expenses of each predecessor fund assumed by Enterprise Capital pursuant to an expense limitation agreement.

FISCAL YEAR ENDED DECEMBER 31, 2002

Fund	Management Fee	Management Fee After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed
Capital Appreciation Fund	$1,394,003	$1,394,003	N/A
Deep Value Fund	$105,518	N/A	$112,873
Equity Fund	$855,127	$643,480	$211,647
Equity Income Fund	$852,635	$662,419	$190,216
Global Financial Services Fund	$242,008	$172,829	$69,179
Global Socially Responsive Fund	$36,303	N/A	$72,687
Government Securities Fund	$1,331,479	$859,070	$472,409
Growth Fund	$11,215,920	$11,215,920	N/A
Growth and Income Fund	$1,421,307	$1,028,941	$392,366
High-Yield Bond Fund	$938,515	$673,337	$265,178
International Growth Fund	$573,189	$407,120	$166,069
Mergers and Acquisitions Fund	$629,032	$629,032	N/A
Money Market Fund	$1,103,918	$1,103,918	N/A
Small Company Growth Fund	$890,206	$569,423	$320,783
Small Company Value Fund	$3,589,194	$3,589,194	N/A
Short Duration Bond Fund	$2,466	$2,466	N/A
Tax-Exempt Income Fund	$168,142	$85,843	$82,299

FISCAL YEAR ENDED DECEMBER 31, 2003

Fund	Management Fee	Management Fee After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed
Capital Appreciation Fund	$1,471,453	$1,471,453	N/A
Deep Value Fund	$153,473	$37,889	$115,584
Equity Fund	$923,111	$841,696	$81,415
Equity Income Fund	$753,049	$607,512	$145,537
Global Financial Services Fund	$224,542	$169,793	$54,749
Global Socially Responsive Fund	$45,565	N/A	$77,007
Government Securities Fund	$1,574,542	$947,892	$626,650
Growth Fund	$11,142,992	$11,142,992	N/A
Growth and Income Fund	$1,149,856	$779,007	$370,849
High-Yield Bond Fund	$1,454,351	$1,244,794	$290,557
International Growth Fund	$515,470	$453,664	$61,806
Mergers and Acquisitions Fund	$875,103	$875,103	N/A
Money Market Fund	$1,554,876	$1,554,876	N/A
Small Company Growth Fund	$958,831	$585,312	$373,519
Small Company Value Fund	$3,554,437	$3,554,437	N/A
Short Duration Bond Fund	$89,853	N/A	$101,417
Tax-Exempt Income Fund	$181,359	$98,556	$82,803

FISCAL YEAR ENDED OCTOBER 31, 2004*

Fund	Management Fee	Management Fee After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed
Capital Appreciation Fund	$1,627,768	$1,627,768	N/A
Deep Value Fund	$226,352	$111,636	$114,716
Equity Fund	$1,082,455	$1,017,182	$65,273
Equity Income Fund	$814,117	$679,551	$134,566
Global Financial Services Fund	$243,333	$196,137	$47,196
Global Socially Responsive Fund	$71,053	$9,809	$61,244
Government Securities Fund	$1,171,607	$648,676	$522,931
Growth Fund	$10,554,665	$10,554,665	N/A
Growth and Income Fund	$1,117,860	$797,123	$320,737
High-Yield Bond Fund	$1,292,545	$1,108,253	$184,292
International Growth Fund	$546,677	$531,687	$14,990
Mergers and Acquisitions Fund	$1,612,925	$1,612,925	N/A
Money Market Fund**	$1,176,391	$1,176,391	N/A
Small Company Growth Fund	$931,727	$586,609	$345,118
Small Company Value Fund	$3,680,174	$3,680,174	N/A
Short Duration Bond Fund	$108,560	$34,289	$74,271
Tax-Exempt Income Fund	$137,344	$77,012	$60,332

*	The predecessor corporation changed its fiscal year end from December 31 to October 31. The table above covers the ten-month period from January 1, 2004 to October 31, 2004.

**	Since October 1, 2004, AXA Equitable has served as the investment manager for the Money Market Fund. The table above reflects fees paid to Enterprise Capital and AXA Equitable in relation to the Money Market Fund.

The Sub-Advisers

The Manager has entered into sub-advisory agreements (“Subadvisory Agreements”) on behalf of each fund with the sub-advisers identified in the Prospectus (each a “Sub-adviser” and collectively the “Sub-advisers”). The Subadvisory Agreements obligate the Sub-advisers to: (i) make investment decisions on behalf of their respective funds, (ii) place all orders for the purchase and sale of investments for their respective funds with brokers or dealers selected by the Manager and/or the Sub-advisers, and (iii) perform certain limited related administrative functions in connection therewith.

The Board considered and approved the Subadvisory Agreements for the funds with the Sub-advisers based on a review of the factors it deemed relevant with respect to each Sub-adviser, including: (1) the nature, quality, and extent of the services to be provided to the fund by the Sub-adviser; (2) the Sub-adviser’s management style; (3) the Sub-adviser’s performance record as well as the performance of each fund; (4) the qualifications and experience of the persons responsible for the day-to-day management of the fund; (5) the Sub-adviser’s current and proposed level of staffing and its overall resources; and (6) “fall-out” benefits to the Sub-adviser and its affiliates (i.e., ancillary benefits that may be realized by the Sub-adviser or its affiliates from its relationship with the Trust). In addition, the Board reviewed and analyzed information and reports relating to these factors and their approval of the Subadvisory Agreements, including reports prepared by the sub-advisers, materials provided by fund counsel and information provided by independent third-parties.

The Board, in examining the nature, quality and extent of the services to be provided by the Sub-advisers to the funds, reviewed the experience of each Sub-adviser in serving as a sub-adviser to comparable funds. The Board also noted the extensive responsibilities that each Sub-adviser has as a sub-adviser to the funds, including the responsibility (1) to make investment decisions on behalf of its fund, (2) to place all orders for the purchase and sale of investments for its fund with brokers or dealers selected by AXA Equitable and/or the Sub-adviser, and (3) to perform certain limited related administrative functions in connection therewith. The Board examined the backgrounds of each Sub-adviser’s portfolio managers with responsibility for the funds and concluded that each fund benefits from the quality and experience of the sub-adviser’s portfolio managers. Based on its consideration and review of the foregoing information, the Board determined that the funds were likely to benefit from the nature and quality of these services, as well as each Sub-adviser’s ability to render such services based on its experience, operations and resources.

The Board also evaluated the performance of each Sub-adviser and each fund in comparison to a peer group and an appropriate benchmark index, the expertise and performance of the sub-adviser’s personnel, and compliance with each predecessor fund’s investment restrictions, tax and other requirements. Based on this evaluation, the Board determined that each Sub-adviser’s historical performance record compared reasonably to its peer group and/or benchmark.

The Board gave substantial consideration to the fees payable under each Subadvisory Agreement. In this connection, the Board evaluated each Sub-adviser’s anticipated costs and profitability (to the extent practicable) in serving as a sub-adviser to the funds, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to each Sub-adviser in light of fees paid to other sub-advisers by comparable funds and the method of computing the Sub-adviser’s fee. The Board noted that, where applicable, the advisory fees reflect breakpoints which adjust the fees downward as the size of the funds increase. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the anticipated costs to be incurred, by each Sub-adviser, the Board concluded that the level of the fee paid to each Sub-adviser with respect to its fund is fair and reasonable.

The Board also noted that each Sub-adviser, through its relationship as a sub-adviser to a fund, may engage in soft dollar transactions. In this connection, the Board noted that while each Sub-adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that many Sub-advisers to the funds are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the funds. The Board noted, however, that all Sub-advisers must select brokers who meet the Trust’s requirements for best execution. The Board concluded that the benefits accruing to each Sub-adviser and its affiliates by virtue of the Sub-adviser’s relationship to the fund are fair and reasonable.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of each Sub-adviser, the Board determined approval of each Subadvisory Agreement with respect to the relevant fund was in the best interests of that fund. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved each Subadvisory Agreement.

The table below shows the amounts reported by the predecessor funds as paid by Enterprise Capital to each Sub-adviser with respect to the predecessor funds for the fiscal years ended December 31, 2002, December 31, 2003 and October 31, 2004:

Fund	Sub-Advisory Fees Paid
	Fiscal Year Ended October 31, 2004*	Fiscal Year Ended December 31, 2003	Fiscal Year Ended December 31, 2002
Capital Appreciation Fund	$974,128.56	$882,872	$836,402
Deep Value Fund	$120,687.33	$81,852	$53,402
Equity Fund	$516,016.16	$466,310	$437,900
Equity Income Fund	$313,026.88	$299,742	$333,861
Global Financial Services Fund	$142,154.72	$132,083	$142,358
Global Socially Responsive Fund	$35,349.78	$22,782	$18,151
Government Securities Fund	$465,047.24	$599,847	$535,949
Growth Fund	$2,936,778.42	$3,121,465	$3,140,912
Growth and Income Fund	$413,300.88	$433,286	$517,549
High-Yield Bond Fund	$578,598.56	$655,979	$441,048
International Growth Fund	$255,832.78	$242,574	$269,736
Mergers and Acquisitions Fund	$757,403.76	$432,823	$314,516
Money Market Fund	$14,253	NA	NA
Small Company Growth Fund	$312,211.74	$383,532	$431,753
Small Company Value Fund	$1,961,841.84	$1,895,700	$1,914,237
Short Duration Bond Fund	$24,124.88	$19,967	$548
Tax-Exempt Income Fund	$41,203.86	$54,408	$50,443

*	The predecessor corporation changed its fiscal year end from December 31 to October 31. The table above covers the ten-month period from January 1, 2004 to October 31, 2004.

The Manager recommends sub-advisers for each fund to the Trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the funds are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers. The Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Subadvisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing funds, change the terms of particular Subadvisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the Subadvisory Agreements would normally cause an automatic termination of the agreement. However, the Manager may not enter into a sub-advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub-adviser”), such as Boston Advisors, Inc. and Alliance Capital Management L.P., unless the sub-advisory agreement with the Affiliated Sub-adviser, including compensation payable thereunder, is approved by the affected fund’s shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed fund, the fund’s initial shareholder. Although shareholder approval would not be required for the termination of Subadvisory Agreements, shareholders of a fund would continue to have the right to terminate such agreements for the fund at any time by a vote of a majority of outstanding voting securities of the fund.

The Manager reserves the right, subject to approval of the Trust’s Board of Trustees, to appoint more than one sub-adviser to manage the assets of each fund. When a fund has more than one sub-adviser, the assets of each fund are allocated by the Manager among the sub-advisers selected for the fund. Each sub-adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each fund’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-adviser provides any services to any fund except asset management and related administrative and recordkeeping services. However, a Sub-adviser or its affiliated broker-dealer may execute portfolio transactions for a fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act and the rules thereunder. Additionally, Boston Financial Data Services (“BFDS”), the Trust’s transfer agent, is an affiliate to SSgA Funds Management, Inc., which is Sub-adviser to the International Growth Fund.

Information regarding the portfolio managers of the funds, including their compensation, other accounts they manage and their ownership of shares of the funds to the extent applicable is attached in Appendix C.

Personal Trading Policies.    The Trust, the Manager and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-adviser also has adopted a code of ethics under Rule 17j-1. The Trust’s Board of Trustees reviews the administration of the codes of ethics at least annually and receives a certification from each Sub-adviser regarding compliance with its code of ethics annually.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Service Agreement”), AXA Equitable (“Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectus. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, in addition to the management fee, each fund pays AXA Equitable a fee at an annual rate of 0.055% of the fund’s total average net assets. Pursuant to a sub-administration arrangement, AXA Equitable relies on J.P. Morgan Investor Services Co. (“Sub-Administrator”) to provide the Trust with administrative services, including monitoring of fund compliance and fund accounting services.

The Distributor

The Trust has a distribution agreement with EFD in which EFD serves as the Distributor for each class of the Trust’s shares. EFD is an indirect wholly owned subsidiary of AXA Financial and its address is 3343 Peachtree Road, N.E., Atlanta, Georgia 30326.

The Trust’s distribution agreement with respect to Class A, Class B, Class C and Class Y shares (“Distribution Agreement”) was approved by its Board of Trustees at a meeting held on March 10, 2005. The Distribution Agreement will remain in effect from year to year provided its continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”) and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Trust (“Plans”). Under the Plans, each fund is authorized to pay the Distributor a service fee, accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of each class of shares. In addition to this service fee, each fund also is authorized to pay the Distributor a distribution fee, accrued daily and payable monthly, at the annual rate of 0.20% (0.05% for the Money Market Fund) of the average daily net assets of the Class A shares and 0.75% (0.60% for the Money Market Fund) of the average daily net assets of the Class B and Class C shares. There is no distribution plan with respect to Class Y shares and the funds pay no service or distribution fees with respect to that class of shares. Under an arrangement approved by the Trust’s Board of Trustees, the Money Market Fund currently does not pay any distribution or service fees, and the distribution and service fees currently paid by the Short Duration Bond Fund with respect to its Class A shares are limited to an annual rate of 0.25% of the average daily net assets of that class of shares. This arrangement will be in effect at least through February 28, 2006.

The Board of Trustees considered various factors in connection with its decision as to whether to approve the Plans, including: (i) the nature and causes of the circumstances which make the Plans necessary and appropriate; (ii) the way in which the Plans address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plans to any other person relative to those of the Trust; (v) the effect of the Plans on existing shareholders; (vi) the merits of possible alternative plans or pricing structures; and (vii) the relationship of the Plans to other distribution efforts of the Trust. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the funds and attracting new investors and assets to the funds to the benefit of the funds and their respective shareholders, (2) facilitate distribution of the funds’ shares and (3) maintain the competitive position of the funds in relation to other funds that have implemented or are seeking to implement similar distribution arrangements. Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Trust’s Board of Trustees, including the Independent Trustees, unanimously determined, in the exercise of its business judgment, that the Plans are reasonably likely to benefit the Trust and the shareholders of the funds and approved them.

Pursuant to each Plan, the Trust compensates the Distributor from assets attributable to each class of shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. The Distributor retains fees on shares sold for the first year for Class B and Class C shares. Generally, the 12b-1 fees are paid by the Distributor to affiliated and unaffiliated securities dealers on a quarterly basis. A portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class A, Class B and Class C shares as described further below in “Compensation to Financial Intermediaries and Third-Party Brokers.”

The Plans are of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Distributor. The Trustees, however, take into account such expenditures for purposes of reviewing operations under a Plan and in connection with their annual consideration of the Plan’s renewal. The Distributor’s expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information (including any supplements thereto) and shareholder reports for prospective shareholders; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of shares regarding Trust investment objectives and policies and other information about the Trust and the funds, including the performance of the funds; (v) training sales personnel regarding the shares of the Trust; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares.

The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor offers shares of each fund on a continuous basis in all states in which the fund or the Trust may from time to time be registered or where permitted by applicable law. The Distributor has made no firm commitment to acquire shares of any fund.

The Plans and any Rule l2b-1 related agreement that is entered into by the Trust or the Distributor in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plans or any Rule 12b-1 related agreement, as applicable. In addition, each Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of that Class of the fund or by vote of a majority of the Independent Trustees. Each Plan also provides that it may not be amended to increase materially the amount (up to 0.45% (0.30% for the Money Market Fund) of average daily net assets annually for Class A shares and up to 1.00% (0.85% for the Money Market Fund) of average daily net assets annually for Class B and Class C shares) that may be spent for distribution of any Class of any fund without the approval of the shareholders of that fund.

The table below shows the amounts reported by the predecessor funds as paid to the Distributor with respect to the predecessor funds pursuant to their Rule 12b-1 distribution plans for the fiscal year ended October 31, 2004.

FISCAL YEAR ENDED OCTOBER 31, 2004*

Fund	Distribution Fees Paid to Distributor
	Class A	Class B	Class C
Capital Appreciation Fund	$572,281	575,648	274,992
Deep Value Fund	$58,722	116,928	51,365
Equity Fund	$275,342	460,103	340,196
Equity Income Fund	$296,520	334,193	89,067
Global Financial Services Fund	$45,571	88,606	27,357
Global Socially Responsive Fund	$17,089	18,041	15,673
Government Securities Fund	$415,873	672,714	184,406
Growth Fund	$3,713,796	3,614,261	1,725,361
Growth and Income Fund	$239,954	675,116	132,032
High-Yield Bond Fund	$423,800	611,096	410,710
International Growth Fund	$120,819	168,996	73,958
Mergers and Acquisitions Fund	$385,721	353,514	509,826
Money Market Fund	NA	NA	NA
Small Company Growth Fund	$167,740	332,958	136,473
Small Company Value Fund	$950,724	1,762,522	945,921
Short Duration Bond Fund	$25,794	75,133	51,273
Tax-Exempt Income Fund	$84,107	60,019	26,923

*	The predecessor corporation changed its fiscal year end from December 31 to October 31. The table above covers the ten-month period from January 1, 2004 to October 31, 2004.

The tables below show the amounts of sales charges reported by the predecessor funds as earned by the Distributor in connection with the sale of shares of the predecessor funds and the amounts reported by the predecessor funds as retained by the Distributor, net of payments to selling dealers, for the fiscal year ended October 31, 2004.

Class A (Front-End Sales Charge)*

Fund	Amount Paid to Distributor	Amount Retained by Distributor
Capital Appreciation Fund	$42,975	$42,975
Deep Value Fund	$14,203	$14,203
Equity Fund	$31,579	$31,579
Equity Income Fund	$40,742	$40,742
Global Financial Services Fund	$6,431	$6,431
Global Socially Responsive Fund	$8,203	$8,203
Government Securities Fund	$27,343	$27,343
Growth Fund	$136,252	$136,252
Growth and Income Fund	$33,424	$33,424
High-Yield Bond Fund	$33,202	$33,202
International Growth Fund	$15,285	$15,285
Mergers and Acquisitions Fund	$133,903	$133,903
Money Market Fund	N/A	N/A
Small Company Growth Fund	$18,294	$18,294
Small Company Value Fund	$90,701	$90,701
Short Duration Bond Fund	$7,007	$7,007
Tax-Exempt Income Fund	$6,028	$6,028

*	The predecessor corporation changed its fiscal year end from December 31 to October 31. The table above covers the ten-month period from January 1, 2004 to October 31, 2004.

Class B (Contingent Deferred Sales Charge)*

Fund	Amount Paid to Distributor	Amount Retained by Distributor
Capital Appreciation Fund	$145,856	$145,856
Deep Value Fund	$22,901	$22,901
Equity Fund	$135,054	$135,054
Equity Income Fund	$57,986	$57,986
Global Financial Services Fund	$24,227	$24,227
Global Socially Responsive Fund	$3,321	$3,321
Government Securities Fund	$249,635	$249,635
Growth Fund	$859,282	$859,282
Growth and Income Fund	$202,024	$202,024
High-Yield Bond Fund	$246,996	$246,996
International Growth Fund	$40,049	$40,049
Mergers and Acquisitions Fund	$134,354	$134,354
Money Market Fund	$148,929	$148,929
Small Company Growth Fund	$84,365	$84,365
Small Company Value Fund	$431,908	$431,908
Short Duration Bond Fund	$33,058	$33,058
Tax-Exempt Income Fund	$22,229	$22,229

*	The predecessor corporation changed its fiscal year end from December 31 to October 31. The table above covers the ten-month period from January 1, 2004 to October 31, 2004.

Class C (Contingent Deferred Sales Charge)*

Fund	Amount Paid to Distributor	Amount Retained by Distributor
Capital Appreciation Fund	$8,245	$8,245
Deep Value Fund	$1,929	$1,929
Equity Fund	$11,156	$11,156
Equity Income Fund	$1,700	$1,700
Global Financial Services Fund	$658	$658
Global Socially Responsive Fund	$743	$743
Government Securities Fund	$6,295	$6,295
Growth Fund	$27,976	$27,976
Growth and Income Fund	$2,293	$2,293
High-Yield Bond Fund	$24,890	$24,890
International Growth Fund	$1,242	$1,242
Mergers and Acquisitions Fund	$14,657	$14,657
Money Market Fund	$5,759	$5,759
Small Company Growth Fund	$3,470	$3,470
Small Company Value Fund	$15,503	$15,503
Short Duration Bond Fund	$7,945	$7,945
Tax-Exempt Income Fund	$1,114	$1,114

*	The predecessor corporation changed its fiscal year end from December 31 to October 31. The table above covers the ten-month period from January 1, 2004 to October 31, 2004.

Compensation to Financial Intermediaries and Third-Party Broker Dealers

In addition to the sales commissions paid by investors and the distribution and service fees paid by the funds to the Distributor for the purpose of compensating selling dealers (described above in “Investment Management and Other Services — The Distributor”), the Distributor (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other financial intermediaries who are authorized to offer and sell shares of the funds and other mutual funds distributed by the Distributor (collectively, “Dealers”). As described in the Prospectus, AXA Equitable and the Distributor may use their respective past profits or other resources, and without cost to the funds or shareholders, to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit shareholders, to reimburse certain expenses related to processing sales of fund shares, and to pay incentives to market the Trust’s funds or to cooperate with the Distributor’s promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support (collectively, “revenue sharing payments”). This compensation is not reflected in the fees and expenses listed in the fee table section of the Prospectus.

Marketing Support Payments.    The Distributor and its affiliates may make payments to certain Dealers for marketing support services, including providing periodic and ongoing education and training of Dealer personnel regarding the funds; disseminating to Dealer personnel information and product marketing materials regarding the funds; explaining to clients the features and characteristics of the funds; conducting due diligence regarding the funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealer; granting reasonable access to the Dealer’s financial advisors and consultants; furnishing marketing support and other services; and sponsoring seminars for the public and advertising campaigns. These payments are generally based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Such payments may be calculated by reference to the gross sales price of shares sold by such Dealers, the net asset value of shares held by the customers of such Dealers, or otherwise.

Processing Support Payments.    The Distributor may make payments to certain Dealers that sell fund shares to help offset the Dealers’ costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges placed by a Dealer, payment of networking fees on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a Dealer’s mutual fund trading system.

Other Payments.    From time to time, the Distributor, at its expense, may make additional payments to Dealers that sell or provide services in connection with the sale of fund shares. Such payments by the Distributor may include payment or reimbursement to, or on behalf of, Dealers for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for Dealer representatives and other employees, client entertainment, client and investor events, and other Dealer-sponsored events, and travel expenses, including lodging incurred by Dealer representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation or promotional incentives may be offered to the extent not prohibited by federal or state laws or any self-regulatory organization. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.

Subaccounting and Other Payments.    In addition to the payments described above, from time to time, the funds and/or the Distributor may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping services to certain groups of investors in the funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that operate in an omnibus environment or utilize certain National Securities Clearing Corporation networking levels (collectively referred to as “subaccounting”). The subaccounting services typically include: (a) establishing and maintaining investor accounts and records; (b) recording investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to investors; (e) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (f) transmitting investor transaction information; and (g) providing information in order to assist the funds in their compliance with state securities laws.

The subaccounting fees the funds pay are designed to be equal to or less than the fees the funds would pay to their transfer agent for similar services. The funds understand that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

The funds also may make other payments to Dealers that sell fund shares to help offset the Dealers’ costs associated with transaction processing, including payment of networking fees on certain mutual fund trading systems.

Agreements.    As of the date of this SAI, the Dealers with whom the Distributor has agreements regarding revenue sharing payments are as follows: 1st Global Capital Corp., Advest, Inc., AIG Advisor Group, Citigroup Global Markets Inc., Legg Mason Wood Walker Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Stanley DW, Inc., Oppenheimer & Co., Inc., Raymond James & Associates, UBS Financial Services Inc. and Wachovia Securities Inc.

As of the date of this SAI, the financial intermediaries with whom the Trust and/or the Distributor have agreements regarding subaccounting payments are as follows: ABN AMRO, A.G. Edwards, Administrative Management Group, American Stock Transfer & Trust, Bank of New York, Bear Stearns Securities Corp., Benefit Plans Administrators, BISYS, Charles Schwab Trust Company, CIBC World Markets Corp., Ceridian Retirement Plan Services, Charles Schwab & Co.,

CitiGroup Global Markets Inc., CNA Trust, Daily Access, Datalynx, Edward Jones, EPIC Advisors, Fidelity Brokerage Services LLC, First Clearing Corporation, FiServ Trust Company, ICMA-RC Services, LLC, Invesmart, Legg Mason Wood Walker Inc., Lincoln Life, Linsco/Private Ledger, Matrix Settlement & Clearance Services, McDonald Investments, Inc., Merrill Lynch Pierce Fenner & Smith, Inc., Mercer HR Outsourcing LLC, Mesirow Financial, Inc., Mid Atlantic Capital Corp., Morgan Keegan & Co., Morgan Stanley DW, Inc., National Investor Services, Corp., Orbitex Retirement Services, Pension & Benefit Solutions, Pershing, Prudential Investment Management Services, Raymond James & Associates, Inc., RBC Dain Rauscher, Inc., Robert W. Baird & Co., Inc., Stanley, Hunt, Dupree, Rhine, Inc., Stifel Nicolas & Co., Inc., Trustlynx, UBS Financial Services Inc., US Bancorp Piper Jaffray, Wachovia Securities Inc., Wells Fargo Investments, LLC and Wystar Global Retirement Solutions.

For more specific information about any revenue sharing and/or subaccounting payments made to your Dealer or financial intermediary, investors should contact their investment professionals.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The funds are charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the funds, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the funds may invest may be discounted for certain large domestic and foreign investors such as the funds. A number of foreign banks and brokers will be used for execution of each fund’s portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-advisers. The research services include economic, market, industry and company research material.

The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Sub-advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees review the levels of Directed Brokerage for each fund on a quarterly basis.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”) and by policies adopted by the Trustees, the Manager and Sub-advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the fund. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, the Sub-adviser’s other clients and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-advisers for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the funds’ brokerage commissions may not benefit the funds, while research services paid for with brokerage commissions of other clients may benefit the funds. The receipt of research services from brokers will tend to reduce the Manager’s and Sub-advisers’ expenses in managing the funds.

The table below shows the amounts reported by the predecessor funds as paid in brokerage commissions with respect to the predecessor funds for the fiscal years ended December 31, 2002, December 31, 2003 and October 31, 2004.

Fund	Brokerage Commissions Paid
	2002	2003	2004*
Capital Appreciation Fund	$283,317	$452,072	$468,231
Deep Value Fund	$16,627	$21,333	$29,685
Equity Fund	$73,754	$131,274	$90,158
Equity Income Fund	$131,712	$262,590	$184,258
Global Financial Services Fund	$6,988	$52,336	$19,441
Global Socially Responsive Fund	$6,485	$9,896	$17,408
Government Securities Fund	$0	$0	$0
Growth Fund	$1,313,094	$1,556,445	$1,489,694
Growth and Income Fund	$108,381	$286,401	$153,231
High-Yield Bond Fund	$0	$0	$1,263
International Growth Fund	$65,666	$54,859	$143,714
Mergers and Acquisitions Fund	$80,522	$306,391	$412,465
Money Market Fund	$0	$0	$0
Small Company Growth Fund	$76,798	$413,678	$471,959
Small Company Value Fund	$504,743	$237,552	$295,607
Short Duration Bond Fund	$0	$0	$0
Tax-Exempt Income Fund	$0	$0	$0

*	The predecessor corporation changed its fiscal year end from December 31 to October 31. The table above covers the ten-month period from January 1, 2004 to October 31, 2004.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board of Trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., Inc., or Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Sub-advisers. The 1940 Act generally prohibits a Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Sub-advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust may rely on exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-adviser to the same fund. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-adviser to a fund for which that Sub-adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-advisers or their affiliates.

During the fiscal years ended December 31, 2002, December 31, 2003 and October 31, 2004, the following predecessor funds paid the amounts indicated to the affiliated broker-dealers of Enterprise Capital or affiliates of the Sub-Adviser to each predecessor fund.

FISCAL YEAR ENDED DECEMBER 31, 2002

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Capital Appreciation Fund	Banc of America Securities LLC	$14,530	5.1%	5.5%
Deep Value Fund	NA	NA	NA	NA
Equity Fund	NA	NA	NA	NA
Equity Income Fund	NA	NA	NA	NA
Global Financial Services Fund	Sanford C. Bernstein LLC	$3,720	53.20%	56.30%
Global Socially Responsive Fund	NA	NA	NA	NA
Government Securities Fund	NA	NA	NA	NA
Growth Fund	NA	NA	NA	NA
Growth and Income Fund	NA	NA	NA	NA
High-Yield Bond Fund	NA	NA	NA	NA
International Growth Fund	State Street Brokerage Services	$1,227	1.9%	0.08%
Mergers and Acquisitions Fund	Gabelli & Company, Inc.	$68,481	85.00%	58.00%
Money Market Fund	NA	NA	NA	NA
Small Company Growth Fund	NA	NA	NA	NA
Small Company Value Fund	Gabelli & Company, Inc.	$433,714	85.9%	69.3%
Short Duration Bond Fund	NA	NA	NA	NA
Tax-Exempt Income Fund	NA	NA	NA	NA

FISCAL YEAR ENDED DECEMBER 31, 2003

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Capital Appreciation Fund	NA	NA	NA	NA
Deep Value Fund	NA	NA	NA	NA
Equity Fund	NA	NA	NA	NA
Equity Income Fund	NA	NA	NA	NA
Global Financial Services Fund	Sanford C. Bernstein LLC	$14,791	28.30%	30.50%
Global Socially Responsive Fund	NA	NA	NA	NA
Government Securities Fund	NA	NA	NA	NA
Growth Fund	NA	NA	NA	NA
Growth and Income Fund	UBS Securities LLC	$5,445	1.9%	0.07%
High-Yield Bond Fund	NA	NA	NA	NA
International Growth Fund	State Street Brokerage Services	$2,182	3.98%	0.00%
Mergers and Acquisitions Fund	Gabelli & Company, Inc.	$245,204	79.50%	47.10%
Money Market Fund	NA	NA	NA	NA
Small Company Growth Fund	NA	NA	NA	NA
Small Company Value Fund	Gabelli & Company, Inc.	$179,298	75.50%	67.20%
Short Duration Bond Fund	NA	NA	NA	NA
Tax-Exempt Income Fund	NA	NA	NA	NA

FISCAL YEAR ENDED OCTOBER 31, 2004*

Fund	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid		Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Capital Appreciation Fund	Sanford C. Bernstein LLC		$4,288	0.9%	1.1%
Deep Value Fund	Sanford C. Bernstein LLC		$135	0.5%	0.4%
Equity Fund	Sanford C. Bernstein LLC		$1,052	1.2%	1.1%
Equity Income Fund	NA		NA	NA	NA
Global Financial Services Fund	Sanford C. Bernstein LLC		$4,266	21.9%	30.7%
Global Socially Responsive Fund	Sanford C. Bernstein LLC		$61	0.4%	0.3%
Government Securities Fund	NA		NA	NA	NA
Growth Fund	Sanford C. Bernstein LLC		$3,050	0.2%	1.1%
Growth and Income Fund	Sanford C. Bernstein LLC UBS Securities LLC	$ $	175 7,087	0.1% 4.6%	0.1% 5.1%
High-Yield Bond Fund	NA		NA	NA	NA
International Growth Fund	State Street Brokerage Services		$14,661	10.2%	13.5%
Mergers and Acquisitions Fund	Gabelli & Company, Inc.		$299,630	72.6%	55.4%
Money Market Fund	NA		NA	NA	NA
Small Company Growth Fund	NA		NA	NA	NA
Small Company Value Fund	Gabelli & Company, Inc.		$224,184	75.8%	61.9%
Short Duration Bond Fund	NA		NA	NA	NA
Tax-Exempt Income Fund	NA		NA	NA	NA

*	The predecessor corporation changed its fiscal year end from December 31 to October 31. The table above covers the ten-month period from January 1, 2004 to October 31, 2004.

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each fund to AXA Equitable as its investment manager. Because AXA Equitable views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each fund to the applicable Sub-advisers. The primary focus of the Trust’s proxy voting procedures, therefore, is to seek to ensure that the Sub-advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-adviser’s proxy voting. A description of the proxy voting policies and procedures that each Sub-adviser uses to determine how to vote proxies relating to the fund’s portfolio securities are included in Appendix D to this SAI. Information regarding how the funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 will be available (1) on the Trust’s website at www.axaenterprise.com and (2) on the SEC’s website at http://www.sec.gov. Information regarding how the predecessor funds voted proxies relating to their portfolio securities during the 12-month period ended June 30, 2004 also is available through these sources.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

Information concerning purchase and redemption of shares of the funds, as well as information concerning computation of net asset value per share is set forth in the Prospectus.

Each fund has four separate classes of shares: Class A, B, C and Y shares. Each class of shares of a fund represents an identical interest in the investment portfolio of that fund and has the same rights, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares (other than Class A shares of the Money Market Fund) are subject to an initial sales charge and an ongoing distribution fee and service fee (except the Class A Shares of the Short Duration Bond Fund which are not subject to a service fee), (iii) Class B and Class C shares (other than Class B and Class C shares of the Money Market Fund) are subject to a contingent deferred sales charge (“CDSC”) and an ongoing distribution fee and service fee, (iv) only Class B shares have a conversion feature; (v) the Class A, B, and C shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures; (vi) Class Y shares are not subject to any sales charge or any distribution, account maintenance or service fee, and (vii) the classes have separate exchange privileges. In addition, the income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution-related fees paid with respect to any class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Fund shares are purchased at the net asset value next determined, plus the applicable sales charge, after the application for purchase of shares is received by the Trust’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), or approved financial intermediaries. At the election of the investor, the sales charge may be imposed at the time of purchase (Class A shares) or may be deferred (Class B and Class C shares and Class A shares in excess of $1,000,000 (or $100,000 in the case of certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code or participants of such plans, or $500,000 in the case of traditional Individual Retirement Accounts (“IRAs”), IRA rollovers, Coverdell ESAs or Roth IRAs) held for more than 12 months). Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly.

Exemptions from Classes A, B and C CDSC

No CDSC will be imposed when a shareholder redeems Class A, B or C shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share; (b) shares acquired through reinvestment of income dividends or capital gains distributions; (c) shares acquired by exchange from any fund, other than the Classes A, B and C of Money Market Fund, where the exchanged shares would not have been subject to a CDSC upon redemption; and (d) Class A shares purchased in the amount of $1 million (or $100,000 in the case of certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code or participants of such plans, or $500,000 in the case of traditional IRAs, IRA rollovers, Coverdell ESAs or Roth IRAs) or more if held for more than 12 months, Class B shares held for more than six years and Class C shares held for more than one year.

In determining whether the Class A, B or C CDSC is payable, it will be assumed that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another fund although a CDSC will be imposed on shares (when redeemed) of the acquired fund purchased by exchange of shares subject to a CDSC. The holding period of shares subject to a CDSC that are exchanged will be deemed to commence as of the date of the initial investment.

Special Fiduciary Relationships.    The CDSC will not apply with respect to purchases of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship. In accordance with the provisions of the CDSC exemption, such dealer agrees to the reimbursement provision described below, and no sales charge will be imposed on sales. In addition, the Distributor will pay to the selling dealer a commission described in the Prospectus.

In the event of a redemption of any such shares within 12 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid less the amount of the distribution fee with respect to such shares.

Services for Investors

For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss.

Automatic Reinvestment Plan.    All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which dividends and capital gains distributions on their shares are automatically reinvested in shares of the same class of fund(s) at the net asset value per share computed on the record date of such dividends and capital gains distributions. The Automatic Reinvestment Plan may be terminated by participants or by the Trust at any time. No sales charge is applied upon reinvestment of dividends or capital gains.

Automatic Bank Draft Plan.    An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the funds in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $250. Forms authorizing this service are available from the Trust.

Automatic Investment Plan.    An investor may debit any class of a fund account on a monthly basis for automatic investments into one or more of the other funds of the same class. The minimum initial investment for the funds is $2,000 for each fund, except for:

•	Accounts established with an automatic bank draft plan (minimum $250 to open/$50 subsequent)

•	Accounts established in a broker/dealer wrap program with which the funds, its Manager or its Distributors, have an agreement. Such accounts will be subject to a $1,000 minimum for each Fund.

•	Traditional and Roth IRA Accounts (minimum $250 to open/$50 subsequent)

•	Coverdell Education Savings Accounts (minimum $250 to open/$50 subsequent)

•	Corporate retirement plans, such as 401(k) and 403(b) plans

Accounts are required to maintain a balance of $1,500 to avoid the low minimum balance fee, unless they qualify for an exemption as outlined above. Existing shareholders must meet the $2,000 minimum if they open a new account in another fund or wish to establish a new account by exchanging money from an existing account.

Letter of Intent Investments.    Any investor may execute a Letter of Intent covering purchases of Class A shares of $100,000 or more, at the public offering price, of fund shares to be made within a period of 13 months. A reduced sales charge will be applicable to the total dollar amount of Class A shares purchased in the 13-month period provided at least $100,000 is purchased. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the funds should complete the appropriate portion of the new account application.

Right of Accumulation Discount.    Investors who make an additional purchase of a class of shares of a fund which, when combined with the value of their existing aggregate holdings of shares of a fund, each calculated at the then applicable net asset value per share or the initial purchase price less any redemptions, whichever is higher, at the time of the additional purchase, equals $100,000 or more, will be entitled to the reduced sales charge shown under “How Sales Charges are Calculated—Class A Shares” in the Prospectus on the full amount of each additional purchase. For purposes of determining the discount, holdings of fund shares of the investor’s spouse, immediate family or accounts controlled by the investor, whether as a single investor or trustee, will be aggregated upon notification of applicable accounts from the investor.

Checkwriting.    A check redemption feature is available on the Money Market Fund Class A shares with opening balances of $5,000 or more. Redemption checks may be made payable to the order of any person in any amount from $500 to $100,000. Up to five redemption checks per month may be written without charge. Each additional redemption check over five in a given month will be subject to a $5 fee. Redemption checks are free and may be obtained from the Transfer Agent or by contacting the Manager. A $25 fee will be imposed on any account for stopping payment of a redemption check upon request of the shareholder. It is not possible to use a redemption check to close out an account since additional shares accrue daily.

Systematic Withdrawal Plan.    Investors may elect a systematic withdrawal plan under which a fixed sum will be paid monthly, quarterly, or annually. There is no minimum withdrawal payment required. Shares in the plan are held on deposit in noncertificate form and any capital gain distributions and dividends from investment income are invested in additional shares of the fund(s)at net asset value. Shares in the plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on or about the 15th day of the month of payment at that day’s closing net asset value, and checks are mailed within five days of the redemption date. Such distributions are subject to applicable taxation.

Because withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying Fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.

Retirement Plans.    The Trust offers various Retirement Plans: IRA (generally for all individuals with employment income), 403(b)(7) (for employees of certain tax-exempt organizations and schools), and corporate pension and profit sharing (including a 401(k) option) plans. For full details as to these plans, you should request a copy of the plan document from the Transfer Agent. After reading the plan, you may wish to consult a competent financial or tax advisor if you are uncertain that the plan is appropriate for your needs.

Conversion of Class B Shares

Class B shares will automatically convert to Class A shares of the same fund eight years after the end of the calendar month in which the first purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class B shares acquired through the reinvestment of dividends and distributions (“reinvested Class B shares”) will be converted to Class A shares on a pro rata basis only when Class B shares not acquired through reinvestment of dividends or distributions (“purchased Class B shares”) are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares eligible in the shareholder’s account. For the purposes of calculating the holding period for conversion of Class B shares, the date of initial issuance means the sooner of: (a) the date on which the issuance of Class B shares occurred, or (b) for Class B shares obtained by an exchange or series of exchanges, the date on which the issuance of the original Class B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature.

Exchange Privilege

Exchange of Class A Shares.    You may exchange your Class A shares for Class A shares of any other fund. Class A shares of any fund cannot be exchanged for Class B, C or Y shares of any other fund.

Exchange of Class B Shares.    Class B shares of all funds are exchangeable for Class B shares of any other fund. Class B shares of any fund cannot be exchanged for Class A, C or Y shares of any other fund.

Exchange of Class C Shares.    Class C shares of all funds are exchangeable for Class C shares of any other Fund. Class C shares of any fund cannot be exchanged for Class A, B or Y shares of any other fund.

Exchange of Class Y Shares.    Class Y shares of all funds are exchangeable for Class Y shares of any other fund. Class Y shares of any fund cannot be exchanged for Class A, B or C shares of any other fund.

The minimum initial investment rules applicable to a fund apply to any exchange where the exchange results in a new account being opened in such fund. Exchanges into existing accounts are not subject to a minimum amount. Original investments in the Money Market Fund which are transferred to other funds are not considered fund exchanges but purchases for sales charge calculation purposes.

Shares of a fund that are not subject to a CDSC exchange will be processed at the net asset value next determined after the Transfer Agent or approved financial intermediary receives your exchange request. Shares of a fund that are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the fund is “tacked” onto the holding period for the newly acquired shares of the other fund. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange may be processed only if the shares of the fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

An exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

Redemptions — General

Payment for redeemed shares is ordinarily made within seven days after receipt by the Transfer Agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC, exists making trading of fund securities or valuation of net assets not reasonably practicable; or (3) the SEC has by order permitted such suspension or delay.

As more fully described in the Prospectus, a fee of 2% of the current net asset value of the shares being redeemed may be assessed and retained by the fund under certain circumstances.

The Trust reserves the right to redeem an account at its option upon not less than 45 days’ written notice to a shareholder if an account’s net asset value is $500 or less and remains so during the notice period.

Redemptions In Kind

The Trust’s organizational documents provide that it may redeem its shares in cash or with a pro rata portion of the assets of the Trust. To date, all redemptions have been made in cash, and the Trust anticipates that all redemptions will be made in cash in the future. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. If shares are redeemed through a distribution of assets of the Trust, the recipient would incur brokerage commissions upon the sale of such securities.

Determination of Net Asset Value

The Trust will offer and sell its shares based on each fund’s net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each fund will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of a fund will be computed by dividing the sum of the investments held by that fund applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the fund at such time. All expenses borne by the Trust and each of its Classes will be accrued daily.

The net asset value per share of each fund will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

•	The assets belonging to each fund will include (i) all consideration received by the Trust for the issue or sale of shares of that particular fund, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that fund. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular fund. General Items will be allocated as the Trust’s Board of Trustees considers fair and equitable.

•	The liabilities belonging to each fund will include (i) the liabilities of the Trust in respect of that fund, (ii) all expenses, costs, charges and reserves attributable to that fund, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular fund which have been allocated as the Trust’s Board of Trustees considers fair and equitable.

The value of each fund will be determined at the close of business on each “business day.” Normally, this would be each day that the New York Stock Exchange is open and would include some federal holidays. For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities (other than ADRs) it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each fund are valued as follows:

•	Stocks listed on national securities exchanges are valued at the last sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day, at a bid price estimated by a broker.

•	Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices.

•	Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

•	The Money Market Fund values short-term debt securities at amortized cost, which approximates market value. For all other funds, only short-term debt securities that mature in 60 days or less are valued at amortized cost, and short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

•	Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•	Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•	Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•	Options are valued at their last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

•	Shares of open-end mutual funds held by a fund will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•	Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the Board of Trustees using its best judgment.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund’s NAV by short-term traders.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-advisers will continuously monitor the performance of these services.

TAXATION

Each fund is treated for federal tax purposes as a separate corporation. As a regulated investment company under the Code (“RIC”), each fund that satisfies the Distribution Requirement described below will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains that it timely distributes to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the exdividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

Backup Withholding.    Each fund is required to withhold 28% of all taxable dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund or AXA Equitable with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions otherwise payable to those shareholders who otherwise are subject to backup withholding.

Sale or Exchange of Fund Shares.    A shareholder’s sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. In addition, if a fund’s shares are bought within 30 days before or after selling other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

Class A Shareholders.    A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another AXA Equitable mutual fund without paying a sales charge due to the 90-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the AXA Equitable mutual fund shares subsequently acquired.

Conversion of Class B Shares.    A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

Qualification as a Regulated Investment Company.    Each fund has elected to be, and intends to qualify each taxable year for treatment as a RIC. To so qualify, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss and, for some funds, net gain from certain foreign currency transactions all determined without regard to any deduction for dividends paid) (“Distribution Requirement”). Each fund also must meet several additional requirements, including the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies (“Income Requirement”); (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that is, ordinary income) to the extent of the fund’s earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for RIC treatment.

Distributions.    Dividends and other distributions a fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

A portion of the dividends (whether paid in cash or in additional fund shares) from a fund may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a fund may not exceed the aggregate dividends it receives from U.S. corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

Taxation of Fund Operations.    Each fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest received, and gains realized, by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources and (3) could either use the foregoing information in calculating the foreign tax credit against his or her federal income tax or, alternatively, deduct the foreign taxes deemed paid by him or her in computing his or her taxable income. A fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each fund may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A fund’s distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on “qualified dividend income” described in the Prospectus.

If a fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over a fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election. A fund’s adjusted basis in each PFIC’s stock with respect to which it has made the election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Certain futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Code), foreign currency contracts and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which a fund may invest may be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts a fund holds at the end of each taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be re-characterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her fund shares.

Offsetting positions in any actively traded security, option, futures or forward contract a fund enters into or holds may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss; depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If a fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis-and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

A fund that acquires zero coupon or other securities issued with OID and/or Treasury inflation-indexed securities (“TIIS”), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind (“PIK”) securities must include in its gross income securities it receives as “interest” on those securities. Each fund has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Tax-Exempt Income Fund.    Dividends derived from interest on municipal securities and designated by the Tax-Exempt Income Fund as exempt interest dividends by written notice to the shareholders, under existing law, are not subject to federal income tax. Dividends derived from net capital gains realized by the fund are taxable to shareholders as a capital gain upon distribution. Any short-term capital gains or any taxable interest income or accrued market discount (whether on taxable or tax-exempt securities) realized by the Fund will be distributed as a taxable ordinary income dividend distribution. These rules apply whether such distribution is made in cash or in additional shares. The percentage of income that is tax-exempt is applied uniformly to only the income distributions made by the fund during each year. As with shares in all funds, a sale, exchange or redemption of shares in the Tax-Exempt Income Fund is a taxable event and may result in capital gain or loss. Any capital loss realized from shares held for six months or less is disallowed to the extent of tax-exempt dividend income received thereon.

The Tax-Exempt Income Fund declares daily and pays dividends monthly on the last business day of the month. When a shareholder redeems shares of the Fund on other than a dividend payment date, a portion of the shareholder’s redemption proceeds will represent accrued tax-exempt income which will be treated as part of the amount realized for purposes of capital gains computations for federal and state or local income tax purposes and will not be tax-exempt.

Income from certain “private activity” bonds issued after August 7, 1986, are items of tax preference for alternative minimum tax purposes at a maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the alternative minimum tax on that part of such Fund distributions derived from interest income on those bonds. The Tax-Exempt Income Fund does not intend to invest more than 20% of its assets in private activity bonds. In addition, a portion of a distribution derived from any tax-exempt interest incurred, whether or not from private activity bonds, will be taken into account in determining the alternative minimum tax. In higher income brackets, up to 85% of an individual’s Social Security benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any tax-exempt dividend income from the fund, is taken into account in determining that portion of Social Security benefits which is taxed.

All or a portion of the interest incurred by a shareholder to purchase or carry an investment in the Tax-Exempt Income Fund will not be deductible.

The treatment for state and local tax purposes of distribution from the Tax-Exempt Income Fund representing interest on Municipal Securities will vary according to the laws of state and local taxing authorities.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the funds) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a fund’s property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility that AXA Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

Classes of Shares.    Each fund consists of Class A shares, Class B shares, Class C shares and Class Y shares. A share of each class of a fund represents an identical interest in that fund’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C and Class Y shares will differ.

Voting Rights.    Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the funds as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder’s investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the funds. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of the entities.

Transfer Agent

Boston Financial Data Services, Inc., 330 West 9th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Trust.

Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, serves as counsel to the Trust. Sullivan & Worcester, 1666 K Street, N.W., Suite 700, Washington, D.C. 20006, serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

Each fund is newly organized and has no operations or financial information of its own prior to the date of this SAI but is the successor to a substantially similar investment company, as described in the Prospectus. The financial statements for each predecessor fund for the period ended October 31, 2004 were audited by PwC, whose report along with the financial statements of each predecessor fund is included in the Annual Report for the predecessor funds (The Enterprise Group of Funds, Inc. Annual Report for the Fiscal Year Ended October 31, 2004). The audited financial statements for the period ended October 31, 2004, including the financial highlights, appearing in the predecessor fund’s Annual Report, filed electronically with the SEC, are incorporated by reference and made a part of this document.

APPENDIX A

AXA ENTERPRISE FUNDS TRUST

INVESTMENT STRATEGIES SUMMARY

Portfolio	Asset- backed Securities	Bonds	Borrowings (emergencies, redemptions)	Borrowings (leveraging purposes)	Collateralized Debt Obligations	Convertible Securities	Credit & Liquidity Enhancements	Floaters(A)	Inverse Floaters(A)	Brady Bonds(B)	Depositary Receipts(B)	Dollar Rolls	Equity Securities	Eurodollar & Yankee Dollar Obligations	Event- Linked Bonds	Foreign Currency Spot Trans.	Foreign Currency Forward Trans.	Foreign Currency Futures Trans.(A)	Options (exchange traded)
AXA Enterprise Capital Appreciation	Y	Y	Y	Y	Y	Y	Y	N	N	N	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Deep Value	N	Y	Y	N	Y	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Equity	Y	Y	Y	N	Y	Y	Y	N	N	Y	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Equity Income	Y	Y	Y	N	Y	Y	Y	N	N	Y	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Global Financial Services	N	Y	Y	N	N	Y	Y	Y	N	N	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Global Socially Responsive	N	Y	Y	N	N	N	Y	N	N	N	N	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Government Securities	Y	Y	Y	N	Y	N	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y
AXA Enterprise Growth	Y	Y	Y	N	Y	Y	Y	N	N	Y	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Growth and Income	Y	Y	Y	N	Y	Y	Y	N	N	Y	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise High-Yield Bond	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Enterprise International Growth	Y	Y	Y	N	Y	Y	Y	N	N	Y	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Mergers and Acquisitions	Y	Y	Y	N	Y	Y	Y	N	N	Y	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Money Market	Y	Y	Y	N	Y	N	Y	Y	N	Y	N	N	N	Y	Y	N	N	N	N
AXA Enterprise Short Duration Bond	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	N	N	N	N	N
AXA Enterprise Small Company Growth	N	Y	Y	Y	N	Y	Y	Y	N	N	Y	N	Y	Y	N	N	N	N	Y
AXA Enterprise Small Company Value	Y	Y	Y	N	Y	Y	Y	N	N	Y	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Tax-Exempt Income	Y	Y	Y	N	Y	N	Y	Y	Y	Y	N	Y	N	Y	Y	N	N	N	N

	Foreign Options (OTC)	Foreign Currency		Emerging Markets Securities	Forward Commitments When-Issued and Delayed Delivery Securities	Hybrid Instruments(A)	Illiquid Securities	Insured Bank Obligations	Investment Company Securities	Exchange Traded Funds (ETFs)	Investment Grade Fixed Income	Non-Inv. Grade Fixed Income	Loan Participations and Assignments	Master Demand Notes	Mortgage Backed or Related(D)	Direct Mortgages	Municipal Securities	Security Futures Trans.(A)
Portfolio		(Written, call options)	Foreign Securities
AXA Enterprise Capital Appreciation	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	N	Y	Y	N	N	Y
AXA Enterprise Deep Value	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	N	Y	Y	N	N	Y
AXA Enterprise Equity	Y	Y	Y	N	Y	N	Y-15%	Y	Y	Y	N	Y	N	Y	N	N	N	Y
AXA Enterprise Equity Income	Y	Y	Y	N	Y	N	Y-15%	Y	Y	Y	Y	Y	N	Y	N	N	N	Y
AXA Enterprise Global Financial Services	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	N	N	Y	N	N	N	Y
AXA Enterprise Global Socially Responsive	N	Y	Y	Y	N	N	Y-15%	Y	Y	Y	N	N	N	Y	N	N	N	Y
AXA Enterprise Government Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	N	Y	Y	N	N	Y
AXA Enterprise Growth	Y	Y	Y	N	Y	N	Y-15%	Y	Y	Y	Y	Y	N	Y	N	N	N	Y
AXA Enterprise Growth and Income	Y	Y	Y	N	Y	N	Y-15%	Y	Y	Y	Y	Y	N	Y	N	N	N	Y
AXA Enterprise High-Yield Bond	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	Y	Y	Y	N	N	N	Y
AXA Enterprise International Growth	Y	Y	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	Y	N	Y	N	N	N	Y
AXA Enterprise Mergers and Acquisitions	Y	Y	Y	Y-5%	Y	N	Y-15%	Y	Y	Y	Y	Y	N	Y	N	N	N	Y
AXA Enterprise Money Market	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	N	Y	Y	N	N	Y
AXA Enterprise Short Duration Bond	N	N	Y	Y	Y	N	Y-15%	Y	Y	Y	Y	N	N	Y	Y	N	Y	Y
AXA Enterprise Small Company Growth	Y	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	Y	N	Y	N	N	N	Y
AXA Enterprise Small Company Value	Y	Y	Y	N	Y	N	Y-15%	Y	Y	Y	N	Y	N	Y	N	N	N	Y
AXA Enterprise Tax-Exempt Income	N	N	Y	Y	Y	Y	Y-15%	Y	Y	N	Y	Y	Y	Y	Y	N	Y	Y

Portfolio	Securities Options Trans.(C)	Passive Foreign Inv. Comp.	Payment In-Kind Bonds	Preferred Stocks	Real Estate Investment Trusts	Repurchase Agreements	Reverse Repurchase Agreements	Securities Lending	Short Sales Against- the-Box	Short Term Investments	Small Company Securities	Structured Notes(A)	Swap Trans.(A)	Time Deposits & Variable Rate Notes	U.S. Gov’t Securities	Warrants	Zero Coupon Bonds
AXA Enterprise Capital Appreciation	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y
AXA Enterprise Deep Value	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Equity	Y	Y	N	Y	Y	Y	N	Y-33.3%	Y	Y	Y	N	Y	Y	Y	Y	N
AXA Enterprise Equity Income	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	N
AXA Enterprise Global Financial Services	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y	N	N	Y	Y	Y	Y
AXA Enterprise Global Socially Responsive	Y	Y	N	Y	N	Y	N	Y	Y	Y	N	N	Y	Y	Y	Y	N
AXA Enterprise Government Securities	Y	N	Y	N	N	Y	N	Y	N	Y	N	Y	N	Y	Y	N	Y
AXA Enterprise Growth	Y	Y	N	Y	Y	Y	N	Y-33.3%	Y	Y	Y	N	Y	Y	Y	Y	N
AXA Enterprise Growth and Income	Y	Y	N	Y	Y	Y	N	Y-33.3%	Y	Y	Y	N	Y	Y	Y	Y	N
AXA Enterprise High-Yield Bond	Y	N	Y	Y	N	Y	N	Y	Y	Y	N	N	Y	Y	Y	Y	Y
AXA Enterprise International Growth	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	Y	Y	N
AXA Enterprise Mergers and Acquisitions	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	Y	Y	N
AXA Enterprise Money Market	Y	N	Y	N	N	Y	N	Y	N	Y	N	Y	N	Y	Y	N	Y
AXA Enterprise Short Duration Bond	Y	N	Y	Y	Y	Y	Y	Y-33.3%	N	Y	Y	Y	Y	Y	Y	Y	Y
AXA Enterprise Small Company Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Enterprise Small Company Value	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	Y	Y	N
AXA Enterprise Tax-Exempt Income	Y	N	Y	Y	Y	Y	Y	Y	N	Y	N	Y	N	Y	Y	Y	Y

(A)	Considered a derivative security; not intended to include short-term floating rate securities that reset to par.
(B)	Considered a foreign security.
(C)	Written options must be “covered.”
(D)	Certain mortgages are considered derivatives.

APPENDIX B

RATINGS OF CORPORATE DEBT SECURITIES

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor’s. Commercial paper rated A- l by Standard & Poor’s has the following characteristics:

•	liquidity ratios are adequate to meet cash requirements;

•	long-term senior debt is rated “A” or better;

•	the issuer has access to at least two additional channels of borrowing;

•	basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

•	typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and

•	the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor’s to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following:

•	evaluation of the management of the issuer;

•	economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

•	evaluation of the issuer’s products in relation to competition and customer acceptance;

•	liquidity;

•	amount and quality of long-term debt;

•	trend of earnings over a period of ten years;

•	financial strength of parent company and the relationships which exist with the issuer; and

•	recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

•	Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.

•	Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

•	Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

•	The rating C 1 is reserved for income bonds on which no interest is being paid.

•	Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

•	Bonds which are rated A possess many favorable investment attributes and are to be considered as uppermedium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

•	Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as wellassured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

•	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “T’ indicates a mid-range ranking and the modifier “Y’ indicates that the issue ranks in the lower end of its rating category.

APPENDIX C

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Small Company Growth Fund (“Fund”) Eagle Asset Management, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets
Bert Boksen	5	$582.1	1	$31.9	1,050	$880.8	0	N/A	1	$31.9	0	N/A

Description of Any Material Conflicts

The Fund’s portfolio manager manages other accounts with investment strategies similar to the Fund. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Fund. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle Asset Management, Inc. (“Eagle”) has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle’s Code of Ethics, there are certain procedures in place to avoid conflicts of interest when the portfolio manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for clients.

Eagle currently holds a 51% ownership interest in EB Management I, LLC (“EB Management”), which acts as the general partner to a limited partnership formed for investment purposes, Eagle Aggressive Growth Partners Fund I L.P. (the “Eagle Limited Partnership”). Bert Boksen, the portfolio manager of the Fund, is a 49% owner of EB Management and the portfolio manager for the Eagle Limited Partnership. Eagle also provides administrative and investment research services for EB Management. Officers and employees of Eagle as well as its parent, Raymond James Financial, Inc. and it’s subsidiaries, may have investment interests in the Eagle Limited Partnership.

Although Eagle does not invest assets of clients’ accounts in the Eagle Limited Partnership, on occasion, orders for the securities transactions of the Eagle Limited Partnership may be aggregated with orders for Eagle’s client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle’s clients and the Eagle Limited Partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.

Compensation for the fiscal year completed December 31, 2004

Eagle pays all of its portfolio managers, analysts, and traders base salaries that are competitive with others in their fields, based on industry surveys. Overall compensation applies with respect to all accounts managed. The benchmark used for evaluating manager performance in respect of the Fund is the Russell 2000 Index and the peer groups used for evaluating manager performance in respect of the Fund include Callan Associates Inc. and Mercer Investment Consulting. Account performance is evaluated annually on a pre-tax basis and is account weighted.

Portfolio managers also participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term and additional deferred compensation plans are provided to key investment professionals, including Bert Boksen and other portfolio managers. Analysts and traders receive incentive bonus compensation up to three times their base salaries, primarily based upon experience and their contribution to investment results. All portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following their respective dates of employment. All employees receive benefits from Eagle’s parent company, including a 401(k) plan, profit sharing, Employee Stock Option Plan and Employee Stock Purchase Plan.

Ownership of Securities of the Fund as of December 31, 2004

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Bert Boksen	X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Deep Value Fund (“Fund”) Barrow, Hanley, Mewhinney & Strauss, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
December 31, 2004
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Broad Cap Value Team: James P. Barrow, Robert J. Chambers, Timothy J. Culler, Richard A. Englander, Mark Giambrone, J. Ray Nixon	16	$24,119.1	11	$551.3	162	$12,111.1	3	$22,764.9	0	N/A	2	$80.0

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Compensation for the fiscal year completed December 31, 2004

In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow.

In addition, many of the Adviser’s employees, including all portfolio managers and analysts, have equity ownership in the firm through “phantom stock” in Barrow, Hanley, Mewhinney & Strauss, Inc., as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). Also, all partners of the firm receive, on a quarterly basis, a share of the firm’s profits, which are, to a great extent, related to the performance of the entire investment team.

Prior to October 2000, the Adviser participated in a “phantom stock” program with UAM. However, our current incentive stock plan with Old Mutual represents a significant enhancement over the UAM program, as it includes a “floor” on the minimum value of the stock. In short, the BHMS incentive stock cannot go down in value, but it can certainly appreciate over the required holding period.

Ownership of Securities of the Fund as of December 31, 2004

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James P. Barrow	X
Robert J. Chambers	X
Timothy J. Culler	X
Richard A. Englander	X
Mark Giambrone	X
J. Ray Nixon	X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Tax-Exempt Income Fund (“Fund”) MBIA Capital Management Corp. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
December 31, 2004
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Sue Voltz Patrick Tucci	1	$184.0	0	N/A	2	$5,110.0	0	N/A	0	N/A	0	N/A

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Compensation for the fiscal year completed December 31, 2004

Portfolio managers receive a fixed salary as well as a performance based bonus. The performance based bonus is determined based on both quantitative and qualitative determinants of the portfolio managers’ overall responsibilities. Quantitative factors include the success of the portfolio managers in meeting certain income and/or total return (pre-tax) performance benchmarks on an annual basis. The pre tax total return performance benchmark for the Tax Exempt Income Fund is the Lehman Brothers Municipal Bond Index. Qualitative factors include: providing administrative and marketing support, compliance with portfolio guidelines, maintaining client relationships, and support of the company’s overall business strategy and growth.

There is no standard formula by which compensation is calculated, nor is compensation allocated to particular accounts under management. Compensation is based on an aggregate analysis of over-all value added by the portfolio managers.

Ownership of Securities of the Fund as of December 31, 2004

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Sue Voltz	X
Patrick Tucci	X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Global Financial Services Fund Alliance Capital Management L.P. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
December 31, 2004
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Anu Venkataraman	1	$40.0	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Phillipos Philleppedes	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Description of Any Material Conflicts

As an investment adviser and fiduciary, Alliance owes our clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds (hereinafter “Clients”) and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to live up to our fiduciary duty.

Employee Personal Trading and the Code of Business Conduct and Ethics.    Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics (“Code”) that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients.    The investment professional or investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities.    In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have an incentive, such a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

Compensation for the fiscal year completed December 31, 2004

Alliance’s compensation program for investment professionals(1) is designed to be competitive and appropriate to attract and retain the highest caliber employees.

Compensation of Investment Professionals.    Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”); (iv) discretionary long-term incentive compensation in the form of option and restricted unit grants (granted prior to 2002) and (v) Contributions under Alliance’s Profit Sharing/401(k) Plan. Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance’s clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.

An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

The factors included in the annual assessment of investment professional compensation apply to all forms of compensation and are as follows: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies and contribution to the investment team/discipline’s dialogue. An investment professional’s contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing are also taken into consideration. Furthermore, an investment professional’s seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance’s leadership criteria are relevant to compensation decision-making.

(1)	Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund. Primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Ownership of Securities of the Funds as of December 31, 2004

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Anu Venkataraman	X
Phillipos Philleppedes	X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	Boston Advisors, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
	AXA Enterprise Equity Income Fund
Michael J. Vogelzang	4	$290	0	N/A	93	$232	0	N/A	0	N/A	0	N/A
Timothy Woolsten	4	$290	0	N/A	100	$230	0	N/A	0	N/A	0	N/A
Shakeel Dewji	4	$290	0	N/A	80	$125	0	N/A	0	N/A	0	N/A
Douglas Riley	4	$290	2	$192	7	$82.5	0	N/A	0	N/A	0	N/A
	AXA Enterprise Short Duration Bond Fund
Todd Finkelstein	9	$2,082	3	$416	14	$65	0	N/A	0	N/A	0	N/A
David Wheeler	9	$2,082	3	$416	0	N/A	0	N/A	0	N/A	0	N/A

Description of Any Material Conflicts

While Boston Advisors, Inc. (the “Adviser”) does not perceive any actual conflicts of interest that are material to the Fund, potential conflicts of interest may exist as a result of the Adviser’s management of multiple accounts and the personal trading activities of the members of the portfolio management team. The Adviser manages multiple mutual funds and separately managed accounts for institutional and individual clients (“Accounts”), each of which have distinct investment objectives and strategies, some similar to the Fund and others different. The Adviser does not manage hedge funds which greatly reduce the conflicts of interest that arise through side by side management of mutual and hedge funds. The Adviser or Adviser’s affiliate may buy or sell for itself, or other Accounts, investments that it recommends on behalf of the Fund. The Adviser may, from time to time, recommend an Account purchase shares of the Fund. The Adviser may receive a greater advisory fee for managing an Account than received for advising the Fund which may create an incentive to allocate more favorable transactions to such Accounts. The Adviser has adopted a trade aggregation policy which requires that all clients be treated equitably. The Adviser does not receive performance based fees on any Account it manages.

Compensation for the fiscal year completed December 31, 2004

All of Boston Advisors, Inc. institutional portfolio managers, with the exception of Michael J. Vogelzang, are compensated with a base salary based on market rate and a bonus. Bonus is based on a percent of salary subject to achievement of internally established goals and relative performance of composite products managed by the institutional portfolio manager as measured against industry peer group rankings established by Evestment Alliance. Performance is account weighted, time weighted and evaluated on a pre-tax, annual basis. Discretionary bonuses may also be given. The method used to determine the portfolio manager’s compensation does not differ with respect to distinct institutional products managed by institutional portfolio manager. Regarding the compensation of Michael J. Vogelzang, as President of the Adviser, his compensation is based on the ability of the Adviser to meet established corporate goals and profitability guidelines established with Adviser’s parent company. Mr. Vogelzang’s compensation is not directly linked to the performance of the Fund or other Accounts. The compensation of Mr. David Wheeler is determined by AXA Equitable.

Mr. Wheeler’s compensation currently is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance. Compensation for Mr. Wheeler currently is not based on the Fund’s performance (whether or not pre-or after-tax basis and regardless of time period) or on the value of assets held in the Fund’s portfolio or of the Fund’s overall assets under management.

Ownership of Securities of the Fund as of December 31, 2004

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
AXA Enterprise Equity Income Fund
Michael J. Vogelzang	X
Timothy Woolsten	X
Shakeel Dewji	X
Douglas Riley	X

AXA Enterprise Short Duration Bond Fund
Todd A. Finkelstein	X
David Wheeler	X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise High-Yield Bond Fund (“Fund”) Caywood-Scholl Capital Management (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Team Managed Eric Scholl, Thomas Saake and James Caywood, CFA	1	$86	1	$13	44	$1,540	0	N/A	0	N/A	0	N/A

Description of Any Material Conflicts

The Adviser’s portfolio managers face inherent conflicts of interest in their day-to-day management because they manage multiple accounts. For instance, to the extent that the Adviser’s Portfolio

Managers manage accounts with different investment strategies, guidelines, and restrictions, they may from time to time be inclined to purchase securities for one account but not for another account. Additionally, some of the Adviser’s accounts managed by the Adviser’s Portfolio Managers have different fee structures which have the potential to be higher or lower, and in some cases significantly higher or lower, than the fees paid by the Portfolio. The differences in fee structures may provide an incentive to the the Adviser’s Portfolio Managers to allocate more favorable trades to the higher paying accounts. The effects of these inherent conflicts of interest are minimized by the fact that the Adviser has adopted and implemented policies and procedures for trade allocation that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably.

Compensation for the fiscal year completed December 31, 2004

The portfolio management team’s compensation structure is based on the same structure for each member. The salary is fixed annually for each portfolio manager, the bonus is tied to overall profitability of the firm at a fixed percent, and the profit sharing contribution is up to 15% of salary and bonus limited to IRS guidelines. All accounts are managed on a team basis by the Portfolio management team and overall compensation applies with respect to all accounts. The benchmarks used for evaluating manager performance in reference to the Portfolio are the Merrill Lynch High Yield Master (Cash Pay) Index, Lehman Brothers High Yield Index, and the Citigroup High Yield Index. The peer group used for evaluating manager performance in reference to the Portfolio is: Atlantic Asset Management, Columbia Management Group, Inc., Fort Washington Investment Advisors, Inc., Hartford Investment Management Company, Oaktree Capital Management, LLC, Pacific Investment Management Company LLC (PIMCO), Post Advisory Group LLC, Seix Advisors, Shenkman Capital Management, Inc., T. Rowe Price, and TCW Group. Account performance is evaluated over 1, 3, 5, 7, and 10 year periods. Performance is evaluated on a pre-tax basis and is account weighted.

Ownership of Securities of the Fund as of December 31, 2004

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Eric Scholl	X
Thomas Saake	X
James Caywood, CFA	X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Mergers and Acquisitions Fund (“Fund”) GAMCO Investors, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in billions)
Mario Gabelli	23	$11.8	114	$707.7	1,747	$9.9	1	$39.6	114	$707.7	3	$1.2

Description of Any Material Conflicts

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention.    Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

Allocation of Limited Investment Opportunities.    If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

Pursuit of Differing Strategies.    At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

Selection of Broker/Dealers.    Because of the portfolio manager’s position with an affiliated broker/dealer and his indirect majority ownership interest in such affiliate, he may have an incentive to use the affiliate to execute portfolio transactions for the Fund even if using the affiliate is not in the best interest of the Fund.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to identify and address every situation in which an actual or potential conflict may arise.

Compensation for the fiscal year completed December 31, 2004

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other registered investment companies, other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with a performance fee. Compensation for managing these accounts that have performance-based fees has two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, Gabelli Asset Management Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options.

Ownership of Securities of the Fund as of December 31, 2004

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mario Gabelli	X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Small Company Value Fund (“Fund”) GAMCO Investors, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in billions)
Mario Gabelli	23	$11.8	114	$707.7	1747	$9.9	1	$39.6	114	$707.7	3	$1.2

Description of Any Material Conflicts

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention.    Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

Allocation of Limited Investment Opportunities.    If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

Pursuit of Differing Strategies.    At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

Selection of Broker/Dealers.    Because of the portfolio manager’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for the Fund even if using the Distributor is not in the best interest of the Fund.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to identify and address every situation in which an actual or potential conflict may arise.

Compensation for the fiscal year completed December 31, 2004

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other registered investment companies, other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with a performance fee. Compensation for managing these accounts that have performance-based fees has two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, Gabelli Asset Management Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options.

Ownership of Securities of the Fund as of December 31, 2004

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mario Gabelli	X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Money Market Fund (“Fund”) J.P. Morgan Investment Management Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John Tobin, Managing Director	3	$71.1	1	$520	0	N/A	0	N/A	0	N/A	0	N/A
John Donohue, Managing Director*	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Mark Settles, Managing Director**

*	John Donohue is the chief investment officer of the Adviser’s global cash group with overall supervisory responsibility for all accounts investing primarily in money market instruments.

**	Mark Settles is the client portfolio manager responsibile for providing servicing, attribution and market updates specific to the Fund.

Description of Any Material Conflicts

As shown in the above tables, the portfolio managers may manage accounts in addition to the identified registered investment companies (each a “Fund”). The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

Compensation for the fiscal year completed December 31, 2004

The Adviser’s portfolio managers participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Ownership of Securities of the Fund as of December 31, 2004

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John Tobin	X
John Donohue	X
Mark Settles	X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Capital Appreciation Fund (“Fund”) Marsico Capital Management LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas F. Marsico	29	$21,717	11	$1,045	167	$16,997	0	N/A	0	N/A	0	N/A

Description of Any Material Conflicts

Portfolio managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the EQ/Enterprise Capital Appreciation Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico’s policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico has adopted policies and procedures for allocating such transactions across multiple accounts. Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Compensation for the fiscal year completed December 31, 2004

Marsico’s portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Marsico’s compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.

Although Marsico may compare account performance with relevant benchmark indices (such as the S&P 500 Index), portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager’s individual performance over periods longer than the immediate compensation period (any performance-specific criteria is generally based on a 3-5 year horizon). In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico’s Investment Team, contributions to Marsico’s overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

Ownership of Securities of the Fund as of December 31, 2004

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Thomas F. Marsico	X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Growth Fund (“Fund”) Montag & Caldwell, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ronald E. Canakaris	5	$3.78	0	N/A	8	$4.26	0	N/A	0	N/A	0	N/A

Description of Any Material Conflicts

Since all of the Adviser’s portfolios, including the Portfolio, have the same goals and objectives and the same holdings, barring any client restrictions, there is no conflict arising from the Adviser’s handling of multiple accounts. The strategies are similar across the board since the Adviser manages only one product — large cap growth. Compensation is not based on the performance of individual client accounts but rather for the Adviser as a whole. The Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that Client interests are paramount.

Compensation for the fiscal year completed December 31, 2004

The Executive Committee of the Adviser, consisting of Solon P. Patterson — Chairman, Ronald E. Canakaris — President and Chief Executive Officer and William A. Vogel — Executive Vice President, determines the compensation levels of the Firm’s officer team. Overall compensation which includes salary and bonus is based on the success of the Adviser in achieving Clients’ investment objectives and providing excellent client service. The compensation levels for individual officers are subjectively determined by the Executive Committee which strives to be very fair to all officers and which is reflected in the long-term continuity of the team. In addition to his portfolio manager and CEO responsibilities, Mr. Canakaris also serves as the Adviser’s Chief Investment Officer. Base salaries for Mr. Canakaris and all portfolio managers are a smaller percentage of overall compensation than are bonuses which are based on the profitability and overall success of Montag & Caldwell as a firm. None of his compensation is directly related to the size, progress or fees received from the management of the Portfolio or any other portfolios, so there is no conflict between portfolios, and he has no more incentive for one portfolio (or client) versus any other. The performance of Montag & Caldwell portfolios is normally evaluated versus either the S&P 500 or Russell 1000 Growth Indices. Account performance is evaluated on a pre-tax basis over one-year, three-year, five-year and ten-year periods.

Ownership of Securities of the Fund as of December 31, 2004

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Ronald E. Canakaris	X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Global Socially Responsive Fund (“Fund”) Rockefeller & Co. Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Farha-Joyce Haboucha	3	$41.9	2	$100.5	63	$621	N/A	0	N/A	0	N/A	0

Description of Any Material Conflicts

The Portfolio Manager as Director of Socially Responsive Investments is responsible for managing all of the Adviser’s socially responsive client portfolios. The majority of these socially responsive clients pay an annual fee based on a percentage of assets under management. The annual fee paid by certain socially responsive clients is higher than the annual fee paid by the Fund.

The Portfolio Manager manages socially responsive separately managed accounts and one privately placed investment partnership where the Adviser has an interest as a general partner. Clients of the Adviser including Rockefeller family members and certain of the Adviser’s officers and employees, including, the Portfolio Manager, invest in the partnership as limited partners. The Adviser was created by the Rockefeller family, and family members are indirect beneficial owners of the Adviser and sit on it board of directors. The Adviser’s policies on the allocation of investment opportunities and aggregated orders are designed to ensure that clients and investors in its privately placed investment partnerships are serviced on an equitable basis.

The Portfolio Manager is also a shareholder in one of the registered investment companies she manages and may from time to time buy, sell, or hold securities held by one or more of the accounts she manages. The Adviser’s Code of Ethics prohibits persons associated with the Adviser who have access to current information regarding the Adviser’s investment recommendations from effecting securities transactions that might operate to the detriment of the Adviser’s clients. In addition, the Adviser maintains a Supplement to its Code of Ethics that is intended to fulfill the firm’s obligations to limit and monitor personal securities transactions under the Investment Company Act of 1940, as amended in connection with the management of registered investment companies.

Compensation for the fiscal year completed December 31, 2004

The portfolio manager is an employee of the Adviser and is compensated solely by the Adviser with respect to management of the Fund and any other accounts referenced in the table above. The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber portfolio managers, and to align the interests of its portfolio managers with that of its clients and overall firm results. Overall firm profitability determines the total amount of the discretionary cash bonus pool that is available for portfolio managers.

Portfolio managers receive a combination of base salary and a discretionary cash bonus. The Adviser’s review of portfolio managers’ performance is regular and systematized. The base salary and bonus are structured to be competitive in light of the portfolio manager’s experience and responsibilities. The Adviser does not believe in using a formulaic approach for computing incentive-driven compensation and evaluates portfolio managers based upon their ability to (i) manage the funds and accounts in accordance with their objectives, (ii) consistently and competently execute professional assignments, and (iii) make contributions to the teams to which they have been assigned and to the organization as a whole.

Portfolio managers also participate in benefit programs, including medical, life insurance, and a 401(k) plan with employer contributions, which are generally available to all employees.

Ownership of Securities of the Fund as of December 31, 2004

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Farha-Joyce Haboucha					X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise International Growth Fund (“Fund”) SSgA Funds Management, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Timothy Corbett	3	$122	2	$222	7/8	$1,056	0	N/A	0	N/A	0	N/A
Ivka Kalus-Brystricky	3	$122	2	$222	7/8	$1,056	0	N/A	0	N/A	0	N/A
Lindsey Richardson	3	$122	2	$222	7/8	$1,056	0	N/A	0	N/A	0	N/A
Tom Moore	3	$122	2	$222	7/8	$1,056	0	N/A	0	N/A	0	N/A

Description of Any Material Conflicts

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Compensation for the fiscal year completed December 31, 2004

The compensation of the Adviser’s investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and the Adviser. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

Portfolio Manager	Form and Structure of Compensation	Method
Timothy Corbett	Salary, Bonus, Deferred Compensation (equity/stock options)	Please see paragraph above
Ivka Kalus-Bystricky	Salary, Bonus, Deferred Compensation (equity/stock options)	Please see paragraph above
Lindsey Richardson	Salary, Bonus, Deferred Compensation (equity/stock options)	Please see paragraph above
Tom Moore	Salary, Bonus, Deferred Compensation (equity/stock options)	Please see paragraph above

Ownership of Securities of the Fund as of December 31, 2004

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Timothy Corbett	X
Ivka Kalus-Brystricky	X
Lindsey Richardson	X
Tom Moore	X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Equity Fund (“Fund”) TCW Investment Management Company (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Craig Blum	9	$5,998	9	$2,575	218	$17,293	0	N/A	1	$57.2	6	$1,712
Stephen Burlingame	9	$5,998	9	$2,575	218	$17,293	0	N/A	1	$57.2	6	$1,712

	AXA Enterprise Government Securities Fund
Philip Barach	3	$332.6	10	$1,814	115	$24,623	0	N/A	1	$57.2	6	$1,712
Jeffrey Gundlach	3	$332.6	10	$1,814	115	$24,623	0	N/A	1	$57.2	6	$1,712

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation for the fiscal year completed December 31, 2004

Portfolio managers are generally compensated through a combination of base salary and fee sharing based compensation (“fee sharing”). Fee sharing generally represents most of the portfolio managers’ total compensation and is linked quantitatively to a fixed percentage of fee revenues of accounts in the investment strategy area for which the managers are responsible. Fee sharing applies to all accounts of the Adviser and its affiliates (collectively, “TCW”) and is paid quarterly.

In some cases, the fee sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The benchmark for the Fund is the Russell 1000 Growth Index. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Fee sharing for portfolio managers may be determined on a gross basis, without the deduction of expenses. In other cases, fee sharing revenues are allocated to a pool and fee sharing compensation is paid out after the deduction of group expenses. Fee sharing revenues added to a pool will include those from the products managed by the portfolio manager, but may include those of products managed by other portfolio managers in the group. The fee sharing percentage used to compensate the portfolio managers for management of the Fund is the same as that used to compensate them for all other TCW client accounts they manage. In general, portfolio managers do not receive discretionary bonuses.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers’ fee sharing compensation will apply to such performance fees. The fee sharing percentage in the case of performance fees is generally the same as it is for the fee sharing compensation applicable to the Fund; however, in the case of certain alternative investment products managed by a portfolio manager, the fee sharing percentage may be higher.

Portfolio managers also participate in deferred compensation programs, the amount of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones. In addition, certain portfolio managers participate or are eligible to participate in stock option or stock appreciation plans of TCW and/or TCW’s parent, Societe Generale. Certain portfolio managers participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Some portfolio managers are stockholders of the parent company of the Adviser as well.

Ownership of Securities of the Funds as of December 31, 2004

AXA Enterprise Equity Fund
Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Craig Blum	X
Stephen Burlingame	X

AXA Enterprise Government Securities Fund
Philip Barach	X
Jeffrey Gundlach	X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Growth and Income Fund (“Fund”) UBS Global Asset Management (Americas) Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John Leonard	21	$10,893	10	$2,100	59	$8,559	0	N/A	0	N/A	0	N/A
Thomas Cole	21	$10,893	10	$2,100	59	$8,559	0	N/A	0	N/A	0	N/A
Thomas Digenan	21	$10,893	10	$2,100	59	$8,559	0	N/A	0	N/A	0	N/A
Scott Hazen	21	$10,893	10	$2,100	59	$8,559	0	N/A	0	N/A	0	N/A

Description of Any Material Conflicts

The Portfolio Management Team manages accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The number of model portfolios under management may change from time to time. The team manages accounts to their respective models, including where possible, those accounts that have specific investment restrictions. There are no perceived conflicts between accounts. Dispersion between accounts within a model portfolio is small due to the use of models and the intention to aggregate transactions where possible. The models developed by the portfolio managers may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.

The management of the Portfolio and other accounts could result in potential conflicts of interest if the Portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the Portfolio. The portfolio manager and his team, which includes Thomas Cole, Thomas Digenan and Scott Hazen, manage the Portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Adviser manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts. The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Adviser and the Portfolio have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts

Compensation for the fiscal year completed December 31, 2004

The portfolio managers receive a base salary and incentive compensation based on their personal performance.

The Adviser’s compensation and benefits programs are designed to provide investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of its investment professionals with the interests of its clients. Overall compensation can be grouped into four categories:

•	Competitive salary, benchmarked to maintain competitive compensation opportunities.

•	Annual bonus, tied to individual contributions and investment performance.

•	UBS equity awards, promoting company-wide success and employee retention.

•	Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base salary is used to recognize the experience, skills and knowledge that investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual Bonuses are Strictly and Rigorously Correlated with Performance.    As such, annual incentives can be highly variable, and are based on three components: 1) the Adviser’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. The Adviser strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely our investment professionals’ interests with those of the clients.

Analyst Incentives.    Because the Adviser values its proprietary research, a compensation system has been designed that has made investment analysis a highly regarded career within the firm. Grouped into 12 global sector teams, analysts manage model portfolios in global and local sectors, which are used by the portfolio management teams to construct client portfolios. Analyst incentives are tied to the performance of the model portfolios, which the Adviser evaluates over rolling three-year periods. One-third of each analyst’s rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. The Adviser believes that this system closely aligns analysts’ incentives with those of the clients.

UBS AG Equity.    Many of the Adviser’s senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader Equity Share Ownership is Encouraged for All Employees Through “Equity Plus”.    This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. The Adviser feels this engages employees as partners in the firm’s success, and helps to maximize the integrated business strategy.

Partnership Incentive Program (PIP).    Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for the senior staff.

Ownership of Securities of the Fund as of December 31, 2004

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John Leonard	X
Thomas Cole	X
Thomas Digenan	X
Scott Hazen	X

APPENDIX D

PROXY VOTING POLICIES AND PROCEDURES

EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING POLICY AND GUIDELINES

The exercise of proxy voting rights is an important element in the successful management of clients’ investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients’ assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management’s position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients’ positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders’ voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a “going concern” value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle’s general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as APPENDIX A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I. DIRECTORS AND AUDITORS

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management’s selection of auditors. (App. R8)

II. CORPORATE GOVERNANCE

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

a. Confidential Voting.    We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

b. Greenmail.    Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

c. Indemnification of Directors.    We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

d. Cumulative Voting Rights.    We usually support cumulative voting as an effective method of guaranteeing minority representation on a board. (App N17, S24)

e. Opt Out of Delaware.    We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

f. Increases in Common Stock.    We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

a. Fair Price Amendments.    We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement. (App N3)

b. Classified Boards.    We generally oppose classified boards because they limit shareholder control. (App N4)

c. Blank Check Preferred Stock.    We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

d. Supermajority Provisions.    We usually oppose supermajority-voting requirements because they often detract from the majority’s rights to enforce its will. (App N5, S32)

e. Golden Parachutes.    We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

f. Poison Pills.    We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

g. Reincorporation.    We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

h. Shareholder Rights.    We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

a. Other Business.    Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

b. Differential Voting Rights.    We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

c. Directors-share Ownership.    While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

d. Independent Directors.    While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

e. Preemptive Rights.    We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management’s flexibility to raise capital. (App N21, S25)

f. Employee Stock Ownership Plans (ESOPs).    We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III. COMPENSATION AND STOCK OPTION PLANS

We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company’s stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV. SOCIAL ISSUES

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management’s recommendations on social issue proposals. (App S40 — S65)

Examples of proposals in this category include:

1.	Anti - Abortion.
2.	Affirmative Action.
3.	Animal Rights.
a.	Animal Testing.
b.	Animal Experimentation.
c.	Factory Farming.
4.	Chemical Releases.
5.	El Salvador.
6.	Environmental Issues.
a.	CERES Principles.
b.	Environmental Protection.
7.	Equal Opportunity.
8.	Discrimination.
9.	Government Service.
10.	Infant Formula.
11.	Israel.
12.	Military Contracts.
13.	Northern Ireland.
a.	MacBride Principles.

14.	Nuclear Power.
a.	Nuclear Waste.
b.	Nuclear Energy Business.
15.	Planned Parenthood Funding.
16.	Political Contributions.
17.	South Africa.
a.	Sullivan Principles.
18.	Space Weapons.
19.	Tobacco-Related Products.
20.	World Debt.

VII. CONFLICTS OF INTEREST

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII. RECORD KEEPING

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

•	Copy of each proxy statement received.

•	Record of each vote cast.

•	Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

•	Copy of each written client request for information on how Eagle voted proxies on behalf of the client.

•	Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

ATTACHED IS APPENDIX A WHICH DETAILS EAGLE’S PROXY VOTING GUIDELINES FOR ROUTINE, NON-ROUTINE AND NON-ROUTINE SHAREHOLDER PROPOSALS.

APPENDIX A

List of Affiliates

Eagle is affiliated with the following broker/dealers and investment advisors:

1) Raymond James & Associates, Inc.

2) Raymond James Financial Services, Inc.

3) Heritage Asset Management, Inc. a corporation, acts as investment advisor to the Heritage Family of Mutual Funds sponsored by Raymond James & Associates, Inc. including Heritage Cash Trust, consisting of a money market fund and a municipal money market fund; Heritage Capital Appreciation Trust, an equity fund; Heritage Income-Growth Trust, an income-growth fund; Heritage Income Trust, consisting of a high yield bond fund and an intermediate government fund and Heritage Series Trust, consisting of: Small Cap Stock Fund, MidCap Growth Fund, Growth Equity Fund, Value Equity Fund, Aggressive Growth Fund, Technology Fund and International Equity Portfolio. These funds are registered investment companies under the Investment Company Act of 1940. Shares of these funds are sold in all states by Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and various outside broker/dealers.

4) Awad Asset Management, Inc. a subsidiary of Raymond James Financial, Inc.

5) Planning Corporation of America (PCA), a general insurance agency which represents numerous insurance companies.

Through the holding company, Eagle is also affiliated with the following entities:

a) RJ Leasing, Inc. — engaged in the leasing business, and acts as General Partner in various leasing programs.

b) RJ Health Properties, Inc. — engaged in purchase, sales and leasing of nursing homes and acts as General Partner in various partnerships.

c) RJ Properties, Inc. — engaged in the real estate business as a general or co-general partner for limited partnerships sold through the various affiliates of Raymond James Financial, Inc.

d) RJ Equities, Inc. — acts as General Partner in various partnerships.

e) Raymond James Bank, FSB.

f) Raymond James Trust Services Group: RJ Trust Company, Sound Trust Company.

g) Raymond James Financial International Limited, a broker-dealer based in London.

h) Raymond James Global Securities, a broker-dealer based in the British Virgin Islands.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

PROXY VOTING

Policy

BHMS has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and procedures to clients. BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

BHMS generally,

Accepts:

•	Proposals supporting best procedures for corporate governance regarding election of independent directors, approval of independent auditors, executive compensation plans and corporate structure/shareholder rights issues.

•	Restoration or protection of shareholders’ authority.

Rejects:

•	Protection of management from results of mergers and acquisitions.

•	Proposals having the effect of diluting the value of the existing shares.

•	Reduction of shareholders’ power over any company actions. >> Proposals motivated by political, ethical or social concerns.

Proxy Oversight Committee

•	BHMS’s Proxy Oversight Committee reviews and reevaluates existing policies, along with new issues on a case-by-case basis. Policy modifications may be made by the Committee in order to assure that all proxy voting decisions are in the best interests of the beneficial owner.

•	The Proxy Oversight Committee includes Portfolio Managers James Barrow, Richard Englander and Jane Gilday and Proxy Coordinator, Clare Burch.

Conflicts of Interest

•	All proxies will be voted uniformly in accordance with BHMS’s policies. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

Procedure

BHMS has adopted written procedures to implement the firm’s policy and reviews to monitor and insure our policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:

•	BHMS sends a daily electronic transfer of all stock positions to ISS (Institutional Shareholder Services).

•	ISS identifies all accounts eligible to vote for each security and posts the proposals and research on its website.

•	The proxy coordinator reviews each proxy proposed and reevaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation. Proxy coordinator sends all voting decisions to ISS through their website.

•	ISS verifies that every vote is received, voted and recorded.

•	BHMS sends a proxy report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.

•	BHMS maintains voting records both in hard copy and via ISS database backup.

•	BHMS’s guidelines addressing specific issues are available upon request by calling 214-665-1900 or by emailing clientservices@barrowhanley.com.

•	BHMS will identify any conflicts that exist between the interests of the firm and the client by reviewing the relationship of the firm with the issuer of each security to determine if we or any of our employees have any financial, business or personal relationship with the issuer.

•	If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	BHMS will maintain a record of the voting resolution of any conflict of interest.

•	The proxy coordinator shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

•	These policies and procedures and any amendments;

•	Each proxy statement that BHMS receives;

•	A record of each vote that BHMS casts;

•	Any document BHMS created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Proxy Oversight Committee; and

•	A copy of each written request from a client for information on how BHMS voted such client’s proxies and a copy of any written response.

Responsibility

Clare Burch is responsible for the implementation and monitoring of our proxy voting policy, procedures, disclosures and record keeping, including outlining our voting guidelines in our procedures.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

SUMMARY

The investment adviser entities that comprise JPMorgan Fleming Asset Management (“JPMFAM”), including J.P. Morgan Investment Management Inc. (“JPMIM”), may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMFAM has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues. The JPMorgan Funds, with the exception of JPMorgan Value Opportunities Fund, JPMorgan Multi-Manager Small Cap Growth Fund and the portion of the JPMorgan Multi-Manager Small Cap Value Fund not sub-advised by JPMIM, have granted JPMIM the authority to vote proxies for the Funds in accordance with these Procedures and Guidelines.* The JPMorgan Value Opportunities Fund votes proxies in accordance with its own voting policies. The JPMorgan Multi-Manager Small Cap Growth Fund and the portion of the JPMorgan Multi-Manager Small Cap Value Fund that is not sub-advised by JPMIM, vote proxies in accordance with the voting policies of their subadvisers.

JPMFAM currently has separate guidelines for each of the following regions: (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMFAM advisory entity has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMFAM entity. The procedures permit an independent proxy voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.

A copy of the JPMFAM Global Proxy Voting Procedures and Guidelines, the JPMorgan Value Opportunities Fund Proxy Voting Procedures and Policy and the policies of the subadvisers to the JPMorgan Multi-Manager Small Cap Growth Fund and the JPMorgan Multi-Manager Small Cap Value Fund are available upon request by contacting our Service Center at 1-800-348-4782.

*	The JPMorgan Multi-Manager Funds are only available through JPMorgan Private Bank.

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. While we recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

Changes in Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot clearly be decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests. Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital’s voting instructions. Although it is Alliance Capital’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

MARSICO CAPITAL MANAGEMENT, LLC

SUMMARY OF PROXY VOTING POLICY

Marsico Capital Management, LLC (“MCM”) adopted a revised proxy voting policy effective March 31, 2003. The revised policy generally provides that:

•	MCM votes client proxies in the best economic interest of clients. Because MCM generally believes in the managements of companies we invest in, we think that voting in clients’ best economic interest generally means voting with management.

•	Although MCM will generally vote with management, our analysts will review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, we might decide to vote a proxy against a management recommendation. This would require notice to every affected MCM client.

•	MCM generally will abstain from voting (or take no action on) proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM will not notify clients of these routine abstentions (or decisions not to take action).

•	In unusual circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict and give notice to clients.

•	MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM’s full proxy voting policy and information about the voting of a particular client’s proxies are available to the client on request.

BOSTON ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Under the investment management contracts between Boston Advisors, Inc. (“BAI”) and most of our clients, the client retains exclusive voting authority over the securities in the client’s portfolio and we do not have any role in proxy voting. BAI assumes responsibility for voting proxies when requested by a client, with respect to clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) and under the Advest Managed Account Consulting Program.

II. Statements of Policies and Procedures

A.	Policy Statement. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

While retaining final authority to determine how each proxy is voted, BAI has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the “Guidelines”) of Egan-Jones Proxy Services, a proxy research and consulting firm (“Egan-Jones”). Egan-Jones will track each proxy that BAI is authorized to vote on behalf of our clients and will make a recommendation to management of BAI as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BAI, Egan-Jones will instruct Proxy-Edge, a proxy voting firm (“Proxy-Edge”) to vote on such matters on our behalf in accordance with its recommendations. BAI will monitor the recommendations from Egan-Jones and may override specific recommendations or may modify the Guidelines in the future.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client’s account. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

B.	Conflicts of Interest. If there is determined to be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”) the matter shall be considered by management.

Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless the Proxy Committee determines that neither BAI nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If BAI management determines that BAI has a material conflict of interest then we shall vote the proxy according to the recommendation of Egan-Jones or, if applicable, the client’s proxy voting policies. BAI management also reserves the right to vote a proxy using the following methods:

•	We may obtain instructions from the client on how to vote the proxy.

•	If we are able to disclose the conflict to the client, we may do so and obtain the client’s consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

We use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	Limitations on Our Responsibilities

1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.

a.	Mutual Funds. We vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

b.	ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

4.	Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client’s economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client’s proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D.	Disclosure. A client for which we are responsible for voting proxies may obtain information from us, via Egan-Jones and Proxy Edge Records, regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.

E.	Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F.	Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.	Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We may also rely upon a third party, such as Egan-Jones or Proxy Edge to maintain certain records required to be maintained by the Advisers Act.

III. Proxy Issues

The full text of Egan-Jones’ Proxy Voting Principles and Guidelines may be obtained by calling 1-800-523-5903 or via our website at www.bostonadvisors.com.

THE TCW GROUP

PROXY VOTING GUIDELINES AND PROCEDURES

(JANUARY 2004)

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “PROXY COMMITTEE”) and adopted these proxy voting guidelines and procedures (the “GUIDELINES”). The Proxy Committee meets quarterly (or at such other frequency as determined by the Proxy Committee) to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the “OUTSIDE SERVICE”) to help manage the proxy voting process. The Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

Philosophy

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how best to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

Guidelines

The proxy voting decisions set forth below describe only a few of the more significant decisions covered by the Guidelines for a complete list, the Guidelines themselves must be consulted.

Governance

•	For uncontested director nominees and management nominees in contested elections

•	For ratification of auditors, unless the previous auditor was dismissed because of a disagreement with management or if the non-audit services exceed 51% of fees

Capital Structure

•	Against authorization of preferred stock if the board has unlimited rights to set the terms and conditions

•	Against issuance or conversion of preferred stock if the shares have voting rights superior to those of other shareholders

•	Against a reverse stock split if no proportional reduction in the number of authorized shares

Mergers and Restructuring

•	For mergers, acquisitions, recapitalizations and restructurings

Board of Directors

•	For proposals to limit the liability of directors and against proposals to indemnify directors and officers

•	Against proposals to give the board the authority to set the size of the board without shareholder approval

•	Against proposals to eliminate or limit shareholders’ right to act by written consent

•	Against proposals to establish or increase super majority vote requirements

•	Against mandatory retirement or tenure for directors

Anti-Takeover Provisions

•	Against a classified board

•	Against amending a classified board

•	For proposals to repeal classified boards and against proposals to adopt classified boards

•	For proposals to provide equal access to proxy materials for shareholders

•	Against proposals to ratify or adopt poison pill plans

•	Against proposals establishing fair price provisions

•	Against proposals to adopt advance notice requirements

•	Against greenmail and golden parachute payments

Compensation

•	Decide on a case-by-case basis the adoption of any stock option plan if the plan dilution is more than 15% of outstanding common stock or if the potential dilution for all company plans, including the one proposed, is more than 20% of outstanding common stock

•	Decide on a case-by-case basis the approval of any one-time stock option or stock award if the proposed dilution, is more than 15% of outstanding common equity

•	Decide on a case-by-case dilution, is more than 15% of outstanding common equity

•	Against an employee stock purchase plan if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	Decide on a case-by-case basis the adoption of a director stock option plan if the plan dilution is more than 5% of outstanding common equity or the potential dilution of all plans, including the one proposed, is more than 10% of the outstanding common equity

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	For creating a compensation committee

•	Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee

•	For increasing the independence of the audit committee

•	For increasing the independence of key committees

Miscellaneous Issues

•	For studies and reports on certain human rights, forced labor, political spending, environmental, and affirmative action issues

•	Against required corporate action or changes in policy with respect to social issues

Conflict Resolution

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “PROXY SPECIALIST”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, she will obtain the approval of TCW’s Director of Research (the “DIRECTOR OF RESEARCH”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined under the Guidelines to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises and either there is no predetermined vote or such vote is to be decided on a case-by-case basis, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW’s total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast. Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If there is a vote regarding such a company, and the portfolio manager wants to vote other than in accordance with the Guidelines, the Proxy Specialist will confirm that the portfolio manager has not spoken with the particular Board member and will provide the Proxy Committee with the facts and vote rationale so that it can vote the securities. The vote by the Proxy Committee will be documented.

Finally, if a portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or an outside service will keep records of the following items: (i) the Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an outside service, that outside service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an outside service will maintain any documentation related to an identified material conflict of interest.

TCW or an outside service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an outside service will store such records at its principal office.

International Proxy Voting

While TCW utilizes the Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW will attempt to implement, to the extent appropriate, uniform voting procedures across countries.

ROCKEFELLER & CO., INC.

PROXY VOTING POLICY SUMMARY

I. General

Rockefeller & Co., Inc. (“R&Co.”) seeks to vote proxies in the best interest of its clients.

A client may, at any time, retain the right to vote proxies or take action relating to securities held in the client’s account, provided the client advises R&Co. of such decision in advance of any proxy vote(s). Upon reasonable notice, R&Co. will also adhere to any specific client direction and/or guidelines with respect to proxy voting, even if such direction or guidelines conflict with R&Co.’s proxy voting guidelines.

Upon request, R&Co. will promptly provide clients with a copy of these policies and procedures as well as information on how R&Co. voted proxies of securities held in their accounts.

II. Proxy Voting Administration

R&Co. has established a Proxy Committee that, among other things, establishes guidelines and generally oversees the proxy voting process. The Committee consists of senior R&Co. personnel and is chaired by the Chief Investment Officer. The Committee has designated those who are responsible for the day-to-day administration of the policies and procedures.

R&Co. has engaged Glass, Lewis & Co. LLC (“GL”) and the Investor Responsibility Research Center, Inc. (“IRRC”), each an organization unaffiliated with R&Co., to assist with proxy voting. In addition to the execution of proxy votes in accordance with R&Co. guidelines, GL also provides R&Co. with corporate governance information, due diligence related to making appropriate proxy voting decisions, and voting recommendations. IRRC provides R&Co. with record-keeping services.

Overview of Proxy Voting Guidelines

R&Co. has established two sets of proxy voting guidelines: (1) a general set that governs the voting for clients not making a contrary election; and (2) a socially responsive set to be applied upon client request. Both guidelines share the same philosophy with respect to corporate governance issues and consider the future appreciation of the investment as a primary concern. The guidelines, however, differ somewhat on social issues. For example, the general guidelines set forth specific governance preferences and a more detached approach to social issues. The socially responsive guidelines take a more specific and proactive stance on social issues.

R&Co. does not automatically vote for or against any class of resolutions, but rather follows a list of preferences. On governance issues, the two sets of guidelines share a preference for resolutions that increase disclosure and reporting and that enhance the transparency of decision-making without placing an undue burden on the company or requiring the disclosure of proprietary or competitive information. In addition, both guidelines favor proposals that:

•	Preserve and enhance the rights of minority shareholders;

•	Increase the Board’s skill base; and

•	Increase the accountability of both the Board and management.

The socially responsive voting guidelines seek to encourage progress and leadership from companies in areas such as corporate governance, workplace and equality issues, energy and the environment, global corporate accountability, and international and public health. These guidelines are based on the assumption that good citizenship is good business and that encouraging companies to improve their social responsiveness can lead to improved financial performance.

Proxy Voting Limitations

R&Co. will not vote proxies in countries that engage in “share blocking” — the practice of prohibiting investors who have exercised voting rights from disposing of their shares for a defined period of time. R&Co. will also not vote in cases where a proxy is received after the requisite voting date or with respect to specific proposals that are incoherent or that would entail extensive and uneconomic investigation or research.

Conflicts of Interest

Due to the nature of R&Co.’s business and structure, it is unlikely that a material conflict of interest will arise in voting the proxies of public companies, because R&Co. does not engage in investment banking, or manage or advise public companies. However, R&Co. does act as sub-advisor to certain registered mutual fund portfolios and has a few affiliated persons who sit on the board of directors of public companies. In the event a material conflict of interest does arise, it will be resolved in the best interest of clients. In such a case, the Proxy Committee will generally vote the proxy based upon the recommendation of GL. If the Committee determines to resolve the conflict in a different manner, that approach will be documented.

IV. Proxy Voting Procedures

The current procedures for voting client proxies are attached as Exhibit C.

Recordkeeping

R&Co. must maintain the following proxy voting records pursuant to the Advisers Act: (1) a copy of its proxy voting policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by R&Co. that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and R&Co.’s written response to any (written or oral) client request for such records. R&Co. relies on ISS for the records specified in (2) and (3) above. Proxy voting records will be maintained by the Proxy Administrator for a period of five years.

MONTAG & CALDWELL, INC.

PROXY VOTING POLICIES

If directed by Client, decisions on voting of proxies will be made by Montag & Caldwell, Inc. (“M&C”) in accordance with these guidelines (as amended from time to time). M&C will consider proxies as a client asset and will vote consistently across all client portfolios for which we have voting authority in the manner we believe is most likely to enhance shareholder value.

If M&C is authorized to make decisions on voting of proxies, we will have no obligation to furnish Client any proxies, notices of shareholder’s meetings, annual reports or other literature customarily mailed to shareholders.

Once voting authority has been delegated to M&C, Client may not at a later date direct how to vote the proxies. Clients who wish to adhere to a proprietary set of voting guidelines should exercise their right to reserve voting authority rather than delegating this responsibility to M&C.

Should the situation arise where M&C is an investment adviser to a company whose proxy we are authorized to vote, any vote in favor of existing management will be supported by an economic analysis of the impact of the vote on the value of the company’s shares.

It is against M&C’s policy for employees to serve on the board of directors of a company whose stock could be purchased for M&C’s advisory clients.

If M&C is solicited to vote proxies on behalf of clients that are invested in shares of a mutual fund where M&C is the investment adviser or sub-adviser, M&C will, on an issue that could present a conflict of interest, fully disclose its conflict to the investment company’s board of directors or a committee of the board and obtain the board’s or committee’s consent or direction to vote the proxies.

The following guidelines establish our position on the most common issues addressed in proxy solicitations and represent how we will generally vote such issues; however, all proxy proposals will be reviewed by an investment professional to determine if shareholder interests warrant any deviation from these guidelines or if a proposal addresses an issue not covered in the guidelines.

Routine Matters

Routine proxy proposals are most commonly defined as those which do not change the structure, bylaws, or operation of the corporation to the detriment of the shareholders.

M&C will generally support management on routine matters and will vote FOR the following proposals:

•	Increase in authorized common shares.

•	Increase in authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

•	Routine election or re-election of directors.

•	Appointment or election of auditors.

•	Directors’ liability and indemnification.

•	Time and location of annual meeting.

Compensation Issues

M&C will review on a case by case basis the following issues:

•	Compensation or salary levels.

•	Incentive plans.

•	Stock option plans.

•	Employee stock purchase or ownership plans.

Social Issues

Shareholders often submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent.

We will support management in instances where we feel acceptable efforts are made on behalf of special interests of social conscience. The burden of social responsibility rests with management. We will generally vote AGAINST shareholder proposals regarding the following social concerns:

•	Enforcing restrictive energy policies.

•	Placing arbitrary restrictions on military contracting.

•	Barring or placing arbitrary restrictions on trade with communist countries.

•	Barring or placing arbitrary restrictions on conducting business in certain geographic locations.

•	Restricting the marketing of controversial products.

•	Limiting corporate political activities.

•	Barring or restricting charitable contributions.

•	Enforcing general policy regarding employment practices based on arbitrary parameters.

•	Enforcing a general policy regarding human rights based on arbitrary parameters.

•	Enforcing a general policy regarding animal rights based on arbitrary parameters.

•	Placing arbitrary restrictions on environmental practices.

Business Proposals

Business proposals are resolutions which change the status of the corporation, its individual securities, or the ownership status of these securities. We believe it is in the best interest of the shareholders to support managements who propose actions or measures that are supported by existing corporate laws, or have legal precedence as common practice in corporate America.

We will generally vote FOR the following proposals as long as the current shareholder position is either enhanced or preserved:

•	Changing the state of incorporation.

•	Mergers, acquisitions, dissolvement.

•	Indenture changes.

•	Changes in Capitalization.

Shareholder Governance

These are issues that address the status of existing rights of shareholders and proposals which tend to transfer those rights to or from another party.

We will generally vote FOR the following management proposals:

•	Majority approval of shareholders in acquisitions of a controlling share in the corporation.

•	Provisions which require 66 2/3% shareholder approval or less to rescind a proposed change to the corporation or amend the corporation’s by-laws.

We will generally vote AGAINST the following management proposals:

•	Super-majority provisions which require greater than 66 2/3% shareholder approval to rescind a proposed change to the corporation or to amend the corporation’s by-laws.

•	Fair-price amendments which do not permit a takeover unless an arbitrary fair price is offered to all shareholders that is derived from a fixed formula.

•	The authorization of a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

•	Proposals which do not allow replacements of existing members of the board of directors

We will generally vote FOR shareholder proposals which:

•	Propose or support a majority of independent directors and or independent audit, compensation, and nominating committees

•	Rescind share purchase rights or require that they are submitted for shareholder approval to 66 2/3% or less.

•	Eliminate pension and benefit programs for outside directors.

•	Eliminate a staggered board of directors.

Proxy Contests

Proxy contests develop when discontented shareholders submit a proxy card in opposition to the board of directors, frequently seeking to elect a different slate of directors, often in an effort to effect a decided change in the corporation. Our voting decision in a proxy contest will be in favor of the best interests of the majority of shareholders, our clients, and beneficiaries of the assets which we manage.

Administrative Issues

Proxy voting guidelines will be reviewed annually and approved by the Investment Policy Committee.

M&C will maintain a record of proxy voting guidelines and the annual updates electronically.

M&C has established a Proxy Committee that consists of at least three members of the Investment Policy Committee and includes at least one research analyst and two portfolio managers.

Proxy voting decisions will be made by at least one member of the Proxy Committee within the framework established by these guidelines that are designed to vote in the best interests of all clients.

M&C will maintain a record of any document created by M&C or procured from an outside party that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis of that decision.

M&C will maintain records detailing receipt of proxies, number of shares voted, date voted and how each issue was voted. These records will be available upon request to those clients for whom we have proxy voting responsibility.

M&C will maintain records of all written client requests for information on how M&C voted proxies on behalf of the client and M&C’s response to the client’s written or verbal requests. The proxy voting process will be monitored for accuracy. A voting history report is generated by the Supervisor of Information Processing on a monthly basis. This report is provided to the Director of Operations to verify against ballot copies.

The Supervisor of Information Processing will provide the Director of Operations with a quarterly statement that all ballots were received or reasonable steps, under the circumstances, have been taken to obtain the ballots.

REVISED FEBRUARY 2004

CAYWOOD-SCHOLL CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICIES

POLICY STATEMENT

Caywood-Scholl Capital Management LLC (“Caywood-Scholl”) exercises our voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by Caywood-Scholl on behalf of its clients are not biased by other clients of Caywood-Scholl. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

A Proxy Committee, consisting of investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these guidelines. These guidelines also apply to any voting rights and/or consent rights of Caywood-Scholl, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will make a final vote decision.

Voting Procedure

The voting of all proxies is conducted by the Proxy Coordinator, a senior portfolio manager of Caywood-Scholl, in accordance with these guidelines. In situations where these guidelines do not give clear guidance on an issue, the Proxy Coordinator will, at his or her discretion, consult the Proxy Committee or Legal Counsel for a final vote decision.

Resolving Conflicts of Interest

Caywood-Scholl may have conflicts that can affect how it votes its clients’ proxies. For example, Caywood-Scholl may manage a pension plan whose management is sponsoring a proxy proposal. In the example, failure to vote in favor of management may harm our or our affiliate’s relationship with the company. Given the value of the relationship to us or our affiliate a material conflict of interest may exist in this example even in the absence of efforts by management to persuade us how to vote. Caywood-Scholl may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, Caywood-Scholl may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, Caywood-Scholl shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how Caywood-Scholl resolves such material conflicts of interest with its clients.

Cost-benefit Analysis Involving Voting Proxies

Caywood-Scholl shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, Caywood-Scholl may refrain from voting a proxy on behalf of its clients’ accounts. Caywood-Scholl may also refrain from voting a proxy when the economic effect on shareholder’s interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, Caywood-Scholl may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on Caywood-Scholl’s ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

PROXY VOTING GUIDELINES

ORDINARY BUSINESS

Ordinary Business Matters: Case-by-case

Caywood-Scholl votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact “other business,” will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

AUDITORS

Ratification of Auditors: Case-by-case

Caywood-Scholl generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Shareholder Proposals Regarding Rotation of Auditors: Generally for

Caywood-Scholl generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

Shareholder Proposals Regarding Auditor Independence: Case-by-case

Caywood-Scholl will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

BOARD OF DIRECTORS.

Election of Directors: Case-by-case

Votes on director nominees are made on a case-by-case basis. Caywood-Scholl favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. Caywood-Scholl also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, Caywood-Scholl may withhold votes from director nominees.

Classified Boards: Against

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. Caywood-Scholl generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. Caywood-Scholl will vote FOR shareholder proposals to de-classify the board of directors.

Changing Size of Board: Case-by-case

Caywood-Scholl votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

Majority of Independent Directors on Board: Case-by-case

Caywood-Scholl considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. Caywood-Scholl generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

Minimum Share Ownership by the Board: Against

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, Caywood-Scholl does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

Establish Independent Nominating Committee: For

Caywood-Scholl votes FOR proposals to establish entirely independent nominating committees. We believe that having an independent Nominating Committee is one way to assure that shareholder interests will be adequately addressed.

Limit Tenure of Directors: Against

Caywood-Scholl does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

Director Indemnification and Liability Protection: Case-by-case

Caywood-Scholl votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. Caywood-Scholl will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and if only the director’s legal expenses would be covered, Caywood-Scholl may vote FOR expanded coverage.

Separate Chairman/Chief Executive Officer: Case-by-case

Caywood-Scholl votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. Caywood-Scholl generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has under performed, and harder to challenge a CEO’s decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

Diversity of the Board of Directors: Case-by-case

Caywood-Scholl reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. Caywood-Scholl generally votes FOR requests for reports on the company’s efforts to diversify the board, unless the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, and if the board already reports on its nominating procedures and diversity initiatives.

EXECUTIVE AND DIRECTOR COMPENSATION

Stock Incentive Plans: Case-by-case

Caywood-Scholl reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

Shareholder Proposals Regarding Options Expensing: For

Caywood-Scholl generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company’s earnings and profitability to shareholders.

Eliminate Non-employee Director Retirement Plans: For

Caywood-Scholl generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

Shareholder Proposals Regarding Executive Pay: Case-by-case

Caywood-Scholl generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’

needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

We also vote FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

Caywood-Scholl votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount or form of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

CAPITAL STRUCTURE

Capital Stock Authorizations: Case-by-case

Caywood-Scholl votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company’s industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

Stock Splits And Dividends: Case-by-case

Caywood-Scholl generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

MERGERS AND CORPORATE RESTRUCTURING

Mergers And Restructurings: Case-by-case

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets. In evaluating the merit such transactions, Caywood-Scholl will consider the terms of each proposal and will analyze the potential long-term value of the investment. Caywood-Scholl will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

Prevent A Company from Paying Greenmail: For

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. Caywood-Scholl will generally vote FOR anti-greenmail provisions.

Golden Parachutes: Case-by-case

Caywood-Scholl votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. Caywood-Scholl will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

Fair Price Provision: Against

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

Caywood-Scholl will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

Caywood-Scholl will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

State Antitakeover Statutes: Case-by-case

Caywood-Scholl evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

Corporate Restructurings: Case-by-case

Caywood-Scholl evaluates corporate restructuring management proposals on a case-by-case basis. With respect to a proxy proposal that includes a spin-off, Caywood-Scholl may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, Caywood-Scholl may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, Caywood-Scholl may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

Poison Pills: Case-by-case

Caywood-Scholl votes AGAINST poison pills or (or shareholder rights plans) proposed by a company’s management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

Caywood-Scholl will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

Dual Class Capitalization with Unequal Voting Rights: Case-by-case

Caywood-Scholl will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. Caywood-Scholl will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

Blank Check Preferred Stock: Case-by-case

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

Caywood-Scholl generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

Caywood-Scholl will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Supermajority Voting Provisions: Against

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

Caywood-Scholl votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

Cumulative Voting: Case-by-case

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. Caywood-Scholl evaluates proposals to restore or provide for cumulative voting on a case-by-case. We will generally vote FOR shareholder proposals to restore or provide for cumulative voting, in the absence of good corporate governance provisions such as an annually elected board, confidential voting and so forth.

Shareholder Action by Written Consent: Case-by-case

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

Caywood-Scholl will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

Shareholder’s Right to Call Special Meeting: For

Caywood-Scholl votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

Confidential Voting: For

Caywood-Scholl votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, Caywood-Scholl maintains records which allow our clients to have access to our voting decisions.

SOCIAL AND ENVIRONMENTAL ISSUES

Shareholder Proposals Regarding Social and Environmental Issues: Case-by-case

In evaluating social and environmental proposals, Caywood-Scholl first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, Caywood-Scholl recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

Caywood-Scholl generally supports proposals that encourage corporate social responsibility. However, Caywood-Scholl does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, Caywood-Scholl believes that these matters are best left to the judgment of management.

Environmental Reporting: For

Caywood-Scholl generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder’s environmental concerns.

PROXY VOTING POLICY

SSgA FUNDS MANAGEMENT, INC.

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio’s holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	reconciles holdings as of record date and rectifies any discrepancies;

6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)	documents the reason(s) for voting for all non-routine items; and

8)	keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The SSgA FM Principal — Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA

Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios’ holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every jurisdiction. In such case, FM will be unable to vote such a proxy.

Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I.	Generally, FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

•	Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

•	Approval of auditors

•	Directors’ and auditors’ compensation

•	Directors’ liability and indemnification

•	Discharge of board members and auditors

•	Financial statements and allocation of income

•	Dividend payouts that are greater than or equal to country and industry standards

•	Authorization of share repurchase programs

•	General updating of or corrective amendments to charter

•	Change in Corporation Name

•	Elimination of cumulative voting

II.	Generally, FM votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

•	Capitalization changes which eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

•	Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific — ranging from 5% to 20%) of the outstanding shares

•	Elimination of “poison pill” rights

•	Stock purchase plans with an exercise price of not less than 85% of fair market value

•	Stock option plans which are incentive based and not excessive

•	Other stock-based plans which are appropriately structured

•	Reductions in super-majority vote requirements

•	Adoption of anti-“greenmail” provisions

III.	Generally, FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

•	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Elimination of Shareholders’ Right to Call Special Meetings

•	Establishment of classified boards of directors

•	Reincorporation in a state which has more stringent anti-takeover and related provisions

•	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

•	Excessive compensation

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

•	Adjournment of Meeting to Solicit Additional Votes

•	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV.	FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

•	Against offers when there are prospects for an enhanced bid or other bidders

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I.	Generally, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Requirements that auditors attend the annual meeting of shareholders

•	The establishment of an annual election of the board of directors unless the board is composed by a majority of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

•	Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Mandates that shareholder-rights plans be put to a vote or repealed

•	Establishment of confidential voting

•	Expansions to reporting of financial or compensation-related information, within reason

•	Repeals of various anti-takeover related provisions

•	Reduction or elimination of super-majority vote requirements

•	Repeals or prohibitions of “greenmail” provisions

•	“Opting-out” of business combination provisions

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

II.	In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III.	FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•	Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

•	Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.

•	Proposal asking companies to adopt full tenure holding periods for their executives.

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor’s position that “where proxy voting decisions may have an effect on the economic value of the plan’s underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock” (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors “target” lists of under performing companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York — Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA’s Investment Committee.

As an active shareholder, FM’s role is to ensure that corporate policies serve the best interests of the corporation’s investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process — especially the proxy voting process — as the most effective means by which to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM’s pre-determined policy would eliminate FM’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients’, and not FM’s, best interests.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)	FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)	a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

GABELLI ASSET MANAGEMENT INC. AND AFFILIATES

THE VOTING OF PROXIES ON BEHALF OF CLIENTS

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Investors, Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I. Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of June 30, 2003, the members are:

Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC

Ivan Arteaga, Research Analyst

Caesar M. P. Bryan, Portfolio Manager

Stephen DeTore, Deputy General Counsel

Joshua Fenton, Director of Research

Douglas R. Jamieson, Chief Operating Officer of GAMCO

James E. McKee, General Counsel

Karyn M. Nappi, Director of Proxy Voting Services

William S. Selby, Managing Director of GAMCO

Howard F. Ward, Portfolio Manager

Peter D. Zaglio, Senior Vice President

Peter D. Zaglio currently chairs the Committee. In his absence, the Director of Research will chair the Committee. Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Legal Department

•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers’ staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. Voting Procedures

1.	Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO. Proxies are received in one of two forms:

•	Shareholder Vote Authorization Forms (VAFs) — Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.	Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3.	In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4.	Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

The rationale for the vote when it appropriate

Records prior to the institution of the PROXY EDGE system include:

Security name

Type of Meeting (Annual, Special, Contest)

Date of Meeting

Name of Custodian Name of Client

Custodian Account Number

Adviser or Fund Account Number

Directors’ recommendation

How the Adviser voted for the client on each issue

Date the proxy statement was received and by whom

Name of person posting the vote

Date and method by which the vote was cast

•	From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5.	VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6.	Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7.	If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8.	In the case of a proxy contest, records are maintained for each opposing entity.

9.	Voting in Person

a)	At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at ADP:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION.”

b)	The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.

•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

A copy of our most recent Schedule 13D filing (if applicable).

UBS Global Asset Management

Global Voting and Corporate Governance Guidelines and Policy

Version 2.0

GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the “company” or “companies”) to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying our voting and corporate governance policies we have three fundamental objectives:

1.	We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

2.	In order to do this effectively, we aim to utilize the full weight of our clients’ shareholdings in making our views felt.

3.	As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

A.    General Corporate Governance Benchmarks

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

Principle 1: Independence of Board from Company Management

Guidelines:

•	Board exercises judgment independently of management.

•	Separate Chairman and Chief Executive.

•	Board has access to senior management members.

•	Board is comprised of a significant number of independent outsiders.

Policy	February 2004

•	Outside directors meet independently.

•	CEO performance standards are in place.

•	CEO performance is reviewed annually by the full board.

•	CEO succession plan is in place.

•	Board involvement in ratifying major strategic initiatives.

•	Compensation, audit and nominating committees are led by a majority of outside directors.

Principle 2: Quality of Board Membership

Guidelines:

•	Board determines necessary board member skills, knowledge and experience.

•	Board conducts the screening and selection process for new directors.

•	Shareholders should have the ability to nominate directors.

•	Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

•	Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

•	Board meets regularly (at least four times annually).

Principle 3: Appropriate Management of Change in Control

Guidelines:

•	Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

•	Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.

•	Employment contracts should not entrench management.

•	Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

Principle 4: Remuneration Policies are Aligned with Shareholder Interests

Guidelines:

•	Executive remuneration should be commensurate with responsibilities and performance.

•	Incentive schemes should align management with shareholder objectives.

•	Employment policies should encourage significant shareholding by management and board members.

•	Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.

•	Long-term incentives should be linked to transparent long-term performance criteria.

•	Dilution of shareholders’ interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

Policy	February 2004

Principle 5: Auditors are Independent

Guidelines:

•	Auditors are approved by shareholders at the annual meeting.

•	Audit, consulting and other fees to the auditor are explicitly disclosed.

•	The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

•	Periodic (every 5 years) tender of the audit firm or audit partner.

B.    Proxy Voting Guidelines — Macro Rationales

Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1.    General Guidelines

a.	When our view of the issuer’s management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

b.	If management’s performance has been questionable we may abstain or vote against specific proxy proposals.

c.	Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

d.	In general, we oppose proposals, which in our view, act to entrench management.

e.	In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

f.	We will vote in favor of shareholder resolutions for confidential voting.

2.    Board of Directors & Auditors

a.	Unless our objection to management’s recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

b.	We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

c.	We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

d.	We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

e.	We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

Policy	February 2004

3.    Compensation

a.	We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

b.	Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

c.	All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

d.	We may vote against a compensation or incentive program if it is not adequately tied to a company’s fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.

e.	Where company and management’s performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

f.	Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

4.    Governance Provisions

a.	We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

b.	We believe that “poison pill” proposals, which dilute an issuer’s stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

c.	Any substantial new share issuance should require prior shareholder approval.

d.	We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

e.	We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

f.	We generally do not oppose management’s recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

g.	We will support proposals that enable shareholders to directly nominate directors.

5.    Capital Structure and Corporate Restructuring

a.	It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

b.	In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

Policy	February 2004

6.    Mergers, Tender Offers & Proxy Contests

a.	Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7.    Social, Environmental, Political & Cultural

a.	Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

b.	There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management’s ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

c.	Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8.    Administrative & Operations

a.	Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

b.	We are sympathetic to shareholders who are long-term holders of a company’s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

9.    Miscellaneous

a.	Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client’s direction.

b.	Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

c.	For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

d.	In certain instances when we do not have enough information we may choose to abstain or vote against a particular proposal.

Policy	February 2004

C.    Proxy Voting Disclosure Guidelines

•	Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or a client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

•	Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance principles. (See Proxy Voting Conflict Guidelines below.)

•	Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance representative.

•	Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.

•	Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

•	In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

•	We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

•	The Chairman of the Global Corporate Governance Committee and the applicable Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

D.    Proxy Voting Conflict Guidelines

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

•	Under no circumstances will general business, sales or marketing issues influence our proxy votes.

•	UBS Global Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. [Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

Policy	February 2004

PROXY VOTING POLICY

FOR

MBIA CAPITAL MANAGEMENT CORP.

AND ITS AFFILIATED REGISTERED INVESTMENT ADVISERS

Introduction

This Proxy Voting Policy (“Policy”) for MBIA Capital Management Corp. and its affiliated registered investment advisers (“MBIA-CMC”) reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. MBIA-CMC will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, MBIA will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, MBIA-CMC will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

Registered investment companies that are advised by MBIA-CMC as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by MBIA-CMC in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a MBIA-CMC employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which we vote proxies must be based on our clients’ best interests and not the product of the conflict.

This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

A. Social Issues,

B. Financial/Corporate Issues, and

C. Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed casting a vote pursuant to these guidelines.

SECTION I

Routine Matters

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1.	They do not measurably change the structure, management control, or operation of the corporation.

2.	They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

MBIA-CMC will normally support the following routine proposals:

1.	To increase authorized common shares.

2.	To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.	To elect or re-elect directors.

4.	To appoint or elect auditors.

5.	To approve indemnification of directors and limitation of directors’ liability.

6.	To establish compensation levels.

7.	To establish employee stock purchase or ownership plans.

8.	To set time and location of annual meeting.

SECTION II

Non-Routine Proposals

A. Social Issues

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill advised or misguided.

Voting Recommendation

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.	To enforce restrictive energy policies.

2.	To place arbitrary restrictions on military contracting.

3.	To bar or place arbitrary restrictions on trade with other countries.

4.	To restrict the marketing of controversial products.

5.	To limit corporate political activities.

6.	To bar or restrict charitable contributions.

7.	To enforce a general policy regarding human rights based on arbitrary parameters.

8.	To enforce a general policy regarding employment practices based on arbitrary parameters.

9.	To enforce a general policy regarding animal rights based on arbitrary parameters.

10.	To place arbitrary restrictions on environmental practices.

B. Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure.

Voting Recommendation

We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.	To change the state of incorporation.

2.	To approve mergers, acquisitions or dissolution.

3.	To institute indenture changes.

4.	To change capitalization.

C. Shareholder Rights

Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Voting Recommendation

We will generally vote for the following management proposals:

1.	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.	To institute staggered board of directors.

3.	To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation’s by-laws.

4.	To eliminate cumulative voting.

5.	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.

6.	To create a dividend reinvestment program.

7.	To eliminate preemptive rights.

8.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

We will generally vote against the following management proposals:

1.	To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”).

2.	To require that an arbitrary fair price be offered to all shareholders that is derived from a fixedformula (“fair price amendments”).

3.	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.	To prohibit replacement of existing members of the board of directors.

5.	To eliminate shareholder action by written consent without a shareholder meeting.

6.	To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7.	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

8.	To limit the ability of shareholders to nominate directors.

We will generally vote for the following shareholder proposals:

1.	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2.	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3.	To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5.	To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board.

6.	To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7.	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

8.	To create a dividend reinvestment program.

9.	To recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state law.

10.	To require that “golden parachutes” be submitted for shareholder ratification.

We will generally vote against the following shareholder proposals:

1.	To restore preemptive rights.

2.	To restore cumulative voting.

3.	To require annual election of directors or to specify tenure.

4.	To eliminate a staggered board of directors.

5.	To require confidential voting.

6.	To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.	To dock director pay for failing to attend board meetings.

SECTION III

Voting Process

MBIA-CMC has engaged Institutional Shareholder Services (“ISS”) to assist us in the voting of proxies. These guidelines have been provided to ISS, who then analyzes all proxy solicitations we receive for our clients and advises us how, based upon our guidelines, the relevant votes should be cast. The ISS recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Manager Group team desires to vote in a manner that differs than what these general guidelines would recommend (an “Override Vote”), the reason for such Override Vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing Override Votes and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

If there is any possibility that the vote may involve a potential conflict of interest because, for example, the issuer soliciting the vote is a MBIA-CMC client or the matter being voted on involves MBIA-CMC or any of its affiliates (including an employee or representative), prior to approving such vote, the brokerage allocation committee must be consulted and the matter discussed. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing an Override Vote with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, MBIA-CMC will take no action on all proposals to be voted on in such meeting.

With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on MBIA-CMC’s ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, proxy statements and ballots being written in a language other than English, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, MBIA-CMC may conduct a cost-benefit analysis in determining whether to attempt to vote its clients’ shares at a non-U.S. company’s meeting, whereby if it is determined that the cost or other restrictions associated with the attempt to exercise its vote outweighs the benefit MBIA-CMC believes its clients will derive by voting on the company’s proposal, MBIA-CMC may decide not to attempt to vote at the meeting.

Any questions regarding this Policy may be directed to the General Counsel of MBIA-CMC.